Oppenheimer Equity Fund, Inc.

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated April 29, 2005
Revised December 6, 2005

      This  Statement of  Additional  Information  is not a  Prospectus.  This
document  contains  additional  information  about  the Fund  and  supplements information  in the  Prospectus  dated  April  29,  2005.  It  should  be read together with the  Prospectus,  which may be obtained by writing to the Fund's
Transfer Agent,  OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado
80217,  or by calling the Transfer Agent at the toll-free  number shown above,
or  by  downloading  it  from  the   OppenheimerFunds   Internet   website  at
www.oppenheimerfunds.com.

Contents
                                                                          Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks.....
    The Fund's Investment Policies......................................
    Other Investment Techniques and Strategies..........................
    Investment Restrictions.............................................
    Disclosure of Portfolio Holdings....................................
How the Fund is Managed ................................................
    Organization and History............................................
    Directors and Officers..............................................
    The Manager.........................................................
Brokerage Policies of the Fund..........................................
Distribution and Service Plans..........................................
Payments to Fund Intermediaries.........................................
Performance of the Fund.................................................

About Your Account
How To Buy Shares.......................................................
How To Sell Shares......................................................
How To Exchange Shares..................................................
Dividends, Capital Gains and Taxes......................................
Additional Information About the Fund...................................

Financial Information About the Fund
Independent Auditors' Report............................................
Financial Statements....................................................

A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

      The  investment  objective,  the principal  investment  policies and the main risks of the Fund are  described  in the  Prospectus.  This  Statement of
Additional Information contains supplemental  information about those policies and risks and the types of  securities  that the  Fund's  investment  Manager,
OppenheimerFunds,  Inc.,  can select for the Fund.  Additional  information is also  provided  about the  strategies  that the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The composition of the Fund's portfolio and the  techniques  and  strategies  that the Fund's Manager may use in selecting portfolio  securities  will vary over time.  The Fund is not  required  to use all of the investment  techniques and strategies  described below at all times in seeking  its goal.  It may use some of the  special  investment  techniques and  strategies  at some times or not at all. The Fund does not invest in debt securities  as  part  of  its  principal  investment  policies,  however  such investments  are part of the Fund's other  investment  strategies  that it may use to seek its objective.

      In selecting securities for the Fund's portfolio,  the Manager evaluates the merits of securities  primarily through the exercise of its own investment analysis.  That  analysis  includes  a number  of  factors,  some of which are discussed in the Prospectus. Additionally, the Manager may evaluate
      |_|   the  strength  of an  issuer's  management  and the history of its operations,
      |_|   the  soundness of its financial  and  accounting  policies and its financial condition,
      |_|   the issuer's  pending  product  developments  and  developments by competitors,
      |_|   the effect of general market  conditions on the issuer's  business and the  prospects  for the  industry  of which the issuer is a part,
         and
      |_|   legislative proposals that might affect the issuer.

      |X|  Investments  in  Equity  Securities.  The Fund  does not  limit its investments in equity securities to issuers having a market  capitalization of a specified  size or range,  and therefore may invest in securities of small-, mid- and  large-capitalization  issuers.  At  times,  the Fund may  focus  its equity investments in securities of one or more capitalization  ranges,  based upon the  Manager's  judgment  of where the best market  opportunities  are to seek the  Fund's  objective.  At  times,  the  market  may  favor or  disfavor securities  of issuers of a particular  capitalization  range.  Securities  of small  capitalization  issuers may be subject to greater  price  volatility in general  than  securities  of  larger  companies.  Therefore,  if the  Fund is focusing  on,  or  has  substantial  investments  in,  smaller  capitalization companies at times of market volatility,  the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers.

      |_| Growth  Companies.  Growth  companies are those  companies  that the
Manager believes are entering into a growth cycle in their business,  with the expectation  that their stock will increase in value.  They may be established companies as well as newer companies in the development stage.

      Growth  companies  may have a  variety  of  characteristics  that in the
Manager's  view define them as "growth"  issuers.  They may be  generating  or applying new  technologies,  new or improved  distribution  techniques  or new services.  They may own or develop  natural  resources.  They may be companies that can benefit from changing  consumer  demands or lifestyles,  or companies that have  projected  earnings in excess of the  average  for their  sector or industry.  In each case,  they have  prospects  that the Manager  believes are favorable  for the long  term.  The  portfolio  managers  of the Fund look for
growth  companies  with  strong,  capable  management,   sound  financial  and
accounting  policies,  successful product  development and marketing and other factors.

      |_| Value Investing.  In using a value approach,  the portfolio managers look for stock and  other  equity  securities  that  appear to be  temporarily
undervalued,   by  various  measures,  such  as  price/earnings  ratios.  This approach  is subject to change and may not  necessarily  be used in all cases.
Value  investing  seeks stocks having prices that are low in relation to their real  worth or  future  prospects,  in the hope  that  the Fund  will  realize appreciation  in the value of its holdings  when other  investors  realize the intrinsic value of the stock.

      |_| Convertible  Securities.  Convertible securities are debt securities that are  convertible  into an issuer's common stock.  Convertible  securities rank  senior  to  common  stock  in  a  corporation's  capital  structure  and therefore  are subject to less risk than common  stock in case of the issuer's bankruptcy or liquidation.

      The value of a  convertible  security is a function  of its  "investment value"  and its  "conversion  value."  If the  investment  value  exceeds  the conversion value, the security will behave more like a debt security,  and the security's  price will likely  increase when interest  rates fall and decrease when interest  rates rise.  If the  conversion  value  exceeds the  investment value,  the security will behave more like an equity  security.  In that case, it will  likely sell at a premium  over its  conversion  value,  and its price will tend to fluctuate directly with the price of the underlying security.

      While  some  convertible  securities  are a form  of debt  security,  in certain  cases the  Manager  regards  them  more as  "equity  equivalents"  or
"equity  substitutes" because of their conversion feature (allowing conversion into common stock or other  equity  securities).  In those  cases,  the rating assigned to the security has less impact on the Manager's  investment decision than  in  the  case  of  non-convertible  debt  securities.  Convertible  debt securities  are  subject to credit  risks and  interest  rate risks  described below in "Investments in Debt Securities."

      To  determine  whether  convertible  securities  should be  regarded  as
"equity equivalents," the Manager examines the following factors:

o     whether, at the option of the investor,  the convertible security can be exchanged  for a fixed  number  of  shares  of  common  stock  of the issuer,
o     whether  the  issuer of the  convertible  securities  has  restated  its earnings  per  share  of  common  stock  on  a  fully  diluted  basis
         (considering   the   effect   of   conversion   of  the   convertible
         securities), and
o     the extent to which the convertible  security may be a defensive "equity
         substitute,"   providing   the   ability   to   participate   in  any
         appreciation in the price of the issuer's common stock.

      |_| Rights and  Warrants.  Warrants  basically  are  options to purchase equity  securities  at specific  prices  valid for a specific  period of time.
Their prices do not necessarily  move parallel to the prices of the underlying securities.  Rights  are  similar  to  warrants,  but  normally  have a  short duration  and are  distributed  directly  by the  issuer to its  shareholders.
Rights and warrants  have no voting  rights,  receive no dividends and have no rights with respect to the assets of the issuer.

      |_|  Preferred  Stock.  Preferred  stock,  unlike  common  stock,  has a stated  dividend  rate  payable  from the  corporation's  earnings.  Preferred stock  dividends  may  be  cumulative  or  non-cumulative,  participating,  or auction rate.  "Cumulative"  dividend  provisions  require all or a portion of prior  unpaid  dividends  to be  paid  before  dividends  can be  paid  to the issuer's  common stock.  "Participating"  preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise,  the fixed  dividend on preferred  stocks may be less attractive,  causing the price of preferred stocks to decline.  Preferred stock  may have  mandatory  sinking  fund  provisions,  as well as  provisions allowing the stock to be called or redeemed  prior to its maturity,  which can have a negative  impact on the  stock's  price when  interest  rates  decline.
Preferred   stock  generally  has  a  preference  over  common  stock  on  the distribution  of a  corporation's  assets in the event of  liquidation  of the corporation.  The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation  are generally  subordinate to the rights associated with a corporation's debt securities.

      |X|  Investments  in Debt  Securities.  The Fund can  invest  in  bonds, debentures and other debt  securities to seek income as part of its investment objective.  However,  the Fund focuses on equity  securities,  such as stocks, and it is not anticipated that  significant  amounts of the Fund's assets will be invested in debt securities.

      |_| Interest Rate Risk.  Interest  rate risk refers to the  fluctuations in value of debt securities  resulting from the inverse  relationship  between price and yield. For example,  an increase in general interest rates will tend to reduce the market value of  already-issued  debt securities,  and a decline in general  interest  rates will tend to increase  their  value.  In addition, debt securities with longer maturities,  which tend to have higher yields, are subject to potentially greater  fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of debt securities  after the Fund buys them will not affect the interest income payable on those  securities  (unless the coupon  rate is a  floating  rate  pegged to an index or other  measure) .
However,  those price  fluctuations will be reflected in the valuations of the securities,  and  therefore  the Fund's net asset  values  will be affected by those fluctuations.

      |_| Credit  Risk.  Credit  risk  relates to the ability of the issuer of a debt  security to meet  interest or  principal  payments,  or both,  as they become due. In general,  lower-grade,  high-yield bonds are subject to greater credit  risk  than  lower-yielding,  higher-quality  bonds.  The  Fund's  debt
investments  can  include  investment-grade  and  non-investment-grade   bonds
(commonly  referred  to as  "junk  bonds").  In  making  investments  in  debt securities,  the  Manager  may rely to some  extent on the  ratings of ratings organizations  or it may  use  its  own  research  to  evaluate  a  security's credit-worthiness.  Investment-grade  bonds are bonds  rated at least "Baa" by
Moody's  Investors  Service,  Inc.,  or at least  "BBB" by  Standard  & Poor's
Ratings  Service or Fitch,  Inc., or that have  comparable  ratings by another nationally-recognized  rating  organization.  If the securities  that the Fund
buys  are  unrated,   to  be  considered   part  of  the  Fund's  holdings  of
investment-grade  securities,  they  must be judged  by the  Manager  to be of
comparable   quality  to  bonds  rated  as   investment   grade  by  a  rating
organization.

      |_|  Special  Risks  of   Lower-Grade   Securities.   While  it  is  not
anticipated  that the Fund will invest a substantial  portion of its assets in debt  securities,  the  Fund  can  do  so  to  seek  current  income.  Because lower-rated  securities  tend to offer  higher  yields  than  investment-grade securities,  the Fund may invest in  lower-grade  securities to try to achieve
higher  income  (and,  in  some  cases,  the  appreciation   possibilities  of
lower-grade  securities  may be a reason  they  are  selected  for the  Fund's portfolio).

      The Fund can invest  without  limit in  "lower-grade"  debt  securities.
However,  the Fund does not currently intend to invest a substantial amount of its assets in lower-grade debt securities.  "Lower-grade"  debt securities are those rated below "investment  grade." The Fund can invest in securities rated as low as "C" or "D" or which are in default at the time the Fund buys them.

      Some  of  the  special  credit  risks  of  lower-grade   securities  are
discussed  in the  Prospectus.  There is a greater  risk that the  issuer  may default on its  obligation to pay interest or to repay  principal  than in the case of investment-grade  securities.  The issuer's low  creditworthiness  may increase the potential  for its  insolvency.  An overall  decline in values in the high yield bond  market is also more  likely  during a period of a general economic  downturn.  An economic  downturn  or an  increase in interest  rates could severely  disrupt the market for high yield bonds,  adversely  affecting the  values of  outstanding  bonds as well as the  ability  of  issuers to pay interest or repay  principal.  In the case of foreign high yield bonds,  these risks are in addition to the special risks of foreign  investing  discussed in the Prospectus and in this Statement of Additional Information.

      However,  the Fund's current limitations on buying these investments may reduce the  effect of those  risks to the Fund,  as will the Fund's  policy of diversifying  its  investments.  Additionally,  to  the  extent  they  can  be converted  into stock,  convertible  securities may be less subject to some of these risks than  non-convertible  high yield  bonds,  since stock may be more liquid and less affected by some of these risk factors.

      While  securities  rated  "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch, Inc. are investment grade and are not regarded as junk bonds,  those securities  may  be  subject  to  special  risks  and  have  some  speculative characteristics.  Definitions  of the  debt  security  ratings  categories  of
Moody's,  Standard & Poors and Fitch,  Inc. are included in Appendix A to this
Statement of Additional Information.

      |_| U.S.  Government  Securities.  The Fund can buy securities issued or guaranteed  by the U.S.  Government  or its  agencies  and  instrumentalities.
Securities  issued  by the U.S.  Treasury  are  backed  by the full  faith and credit of the U.S.  Government  and are  subject to very little  credit  risk.
Obligations  of  U.S.  Government  agencies  or  instrumentalities  (including mortgage-backed  securities)  may or may not be guaranteed or supported by the
"full  faith and  credit" of the United  States.  Some are backed by the right of the  issuer to borrow  from the U.S.  Treasury;  others,  by  discretionary authority of the U.S. government to purchase the agencies' obligations;  while others  are  supported  only  by  the  credit  of  the  instrumentality.  If a security is not backed by the full faith and credit of the United States,  the owner  of the  security  must  look  principally  to the  agency  issuing  the obligation  for  repayment and might not be able to assert a claim against the
United  States in the event that the agency or  instrumentality  does not meet its commitment.

      |_|   U.S.  Treasury  Obligations.  These include Treasury bills (having
maturities  of  one  year  or  less  when  issued),   Treasury  notes  (having
maturities of from one to ten years),  and Treasury  bonds (having  maturities of more than ten years).  Treasury securities are backed by the full faith and credit of the United States as to timely  payments of interest and  repayments of principal.  Other U.S.  Treasury  securities the Fund can buy include U. S.
Treasury  securities  that have been  "stripped"  by a Federal  Reserve  Bank,
zero-coupon   U.S.   Treasury   securities   described   below,  and  Treasury
Inflation-Protection Securities ("TIPS").

      |_|   Treasury  Inflation-Protection  Securities. The Fund can buy these
U.S.  Treasury  securities,  called  "TIPS,"  that are  designed to provide an investment  vehicle that is not  vulnerable  to  inflation.  The interest rate paid by TIPS is fixed. The principal value rises or falls  semi-annually based on changes in the published  Consumer Price Index.  If inflation  occurs,  the principal  and  interest  payments on TIPS are  adjusted to protect  investors from  inflationary  loss.  If deflation  occurs,  the  principal  and interest payments  will be adjusted  downward,  although  the  principal  will not fall below its face amount at maturity.

      |_|   Obligations  Issued or Guaranteed by U.S.  Government  Agencies or
Instrumentalities.  These  include  direct  obligations  and mortgage  related securities  that have different  levels of credit support from the government.
Some are supported by the full faith and credit of the U.S.  government,  such
as   Government   National   Mortgage   Association    pass-through   mortgage
certificates  (called "Ginnie  Maes").  Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain  circumstances,  such as
Federal  National  Mortgage  Association  bonds  ("Fannie  Maes").  Others are supported  only by the credit of the entity that issued them,  such as Federal
Home Loan Mortgage Corporation obligations ("Freddie Macs").

      |_| Real Estate  Investment  Trust (REITs).  The Fund may invest in real estate  investment  trusts, as well as real estate  development  companies and operating  companies.  It may also buy  shares of  companies  engaged in other real estate  businesses.  REITs are trusts that sell shares to  investors  and use the  proceeds to invest in real  estate.  A REIT may focus on a particular project,  such as a  shopping  center or  apartment  complex,  or may buy many properties or properties located in a particular geographic region.

|X|   Portfolio  Turnover.  "Portfolio  turnover"  describes the rate at which the Fund traded its  portfolio  securities  during its last fiscal  year.  For example,  if a fund sold all of its securities  during the year, its portfolio turnover rate would have been 100%.  The Fund's  portfolio  turnover rate will fluctuate from year to year,  and the Fund may have a portfolio  turnover rate of 100% or more.

      Increased   portfolio  turnover  may  result  in  higher  brokerage  and transaction  costs for the Fund,  which may  reduce its  overall  performance.
Additionally,   the  realization  of  capital  gains  from  selling  portfolio
securities  may  result  in   distributions   of  taxable   capital  gains  to
shareholders,  since  the Fund will  normally  distribute  all of its  capital gains  realized  each year,  to avoid excise taxes under the Internal  Revenue
Code.

Other  Investment  Techniques and  Strategies.  In seeking its objective,  the
Fund  may  from  time to time  use the  types  of  investment  strategies  and investments  described  below.  It  is  not  required  to  use  all  of  these strategies at all times and at times may not use them.

      |X|   Foreign  Securities.   The  Fund  may  purchase  equity  and  debt
securities  issued or guaranteed by foreign  companies or foreign  governments or their  agencies.  "Foreign  securities"  include equity and debt securities of  companies  organized  under the laws of  countries  other  than the United
States  and debt  securities  of  foreign  governments.  They may be traded on foreign securities exchanges or in the foreign  over-the-counter  markets. The
debt   obligations   of  a   foreign   government   and   its   agencies   and
instrumentalities  may or may not be supported by the full faith and credit of the foreign government.

      Securities  of  foreign   issuers  that  are   represented  by  American
Depository  Receipts  or that are  listed  on a U.S.  securities  exchange  or traded  in the  U.S.  over-the-counter  markets  are not  considered  "foreign securities"  for the  purpose of the Fund's  investment  allocations.  That is because they are not subject to many of the special  considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Investing in foreign  securities offers potential benefits not available from  investing  solely in  securities of domestic  issuers.  They include the opportunity  to invest  in  foreign  issuers  that  appear to offer  growth or income  potential,  or in foreign countries with economic policies or business cycles  different  from  those  of the  U.S.,  or to  reduce  fluctuations  in portfolio value by taking advantage of foreign  securities markets that do not move in a  manner  parallel  to U.S.  markets.  The  Fund  will  hold  foreign currency only in connection with the purchase or sale of foreign securities.

      |_| Risks of Foreign  Investing.  Investments in foreign  securities may offer special  opportunities for investing but also present special additional
risks  and  considerations  not  typically   associated  with  investments  in
domestic securities. Some of these additional risks are:

o     reduction of income by foreign taxes;
o     fluctuation in value of foreign  investments  due to changes in currency rates or currency devaluation,  or currency control regulations
               (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing and financial reporting standards
               in  foreign   countries   comparable  to  those  applicable  to
               domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity on foreign  markets than in the
            U.S.;
o     less governmental  regulation of foreign issuers,  securities  exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in  settlement of portfolio  transactions  or loss of certificates for portfolio securities;
o     possibilities   in  some   countries  of   expropriation,   confiscatory
               taxation,   political,   financial  or  social  instability  or
               adverse diplomatic developments; and
o     unfavorable   differences   between   the  U.S.   economy   and  foreign
            economies.

      In  the  past,  U.S.   government   policies  have  discouraged  certain
investments abroad by U.S. investors,  through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      |_| Special Risks of Emerging Markets.  Emerging and developing  markets abroad may also offer  special  opportunities  for  investing but have greater risks than more developed  foreign markets,  such as those in Europe,  Canada,
Australia,  New Zealand and Japan.  There may be even less  liquidity in their securities  markets,  and settlements of purchases and sales of securities may be  subject  to  additional  delays.  They are  subject  to  greater  risks of limitations  on the  repatriation  of income and  profits  because of currency restrictions  imposed  by  local  governments.  Those  countries  may  also be subject to the risk of greater political and economic  instability,  which can greatly affect the volatility of prices of securities in those countries.  The
Manager will  consider  these  factors  when  evaluating  securities  in these markets.

|X|   Passive Foreign  Investment  Companies.  Some securities of corporations domiciled  outside the U.S.  which the Fund may  purchase,  may be  considered passive foreign investment  companies ("PFICs") under U.S. tax laws. PFICs are those foreign  corporations which generate primarily passive income. They tend to be growth companies or "start-up"  companies.  For federal tax purposes,  a corporation  is  deemed  a PFIC if 75% or more  of the  foreign  corporation's gross  income for the income  year is passive  income or if 50% or more of its average  percent  of assets  (as  defined  by IRCss.1297(e))  held  during the taxable  year are assets that produce or are held to produce  passive  income.
Passive  income is  further  defined as any  income to be  considered  foreign personal  holding  company  income within the subpart F provisions  defined by
IRCss.954.

      Investing  in PFICs  involves  the risks  associated  with  investing in foreign  securities,  as  described  above.  There are also the risks that the
Fund may not realize  that a foreign  corporation  it invests in is a PFIC for federal  tax  purposes.  Federal  tax laws  impose  severe tax  penalties  for failure to properly report  investment income from PFICs.  Following  industry standards,  the Fund makes every effort to ensure  compliance with federal tax reporting of these  investments.  PFICs are considered  foreign securities for the purposes of the Fund's minimum  percentage  requirements or limitations of investing in foreign securities.

      Subject  to the limits  under the  Investment  Company  Act of 1940 (the
"Investment  Company  Act"),  the Fund may also invest in foreign mutual funds which are also deemed PFICs  (since  nearly all of the income of a mutual fund is  generally  passive  income).  Investing  in these types of PFICs may allow exposure  to various  countries  because  some  foreign  countries  limit,  or prohibit,  all  direct  foreign  investment  in the  securities  of  companies domiciled therein.

      In addition to bearing their  proportionate  share of a fund's  expenses
(management fees and operating  expenses),  shareholders  will also indirectly bear  similar  expenses of such  entities.  Additional  risks of  investing in other  investment  companies are described  below under  "Investment  in Other
Investment Companies."

|X|   Zero-Coupon    Securities.    The   Fund   may   buy   zero-coupon   and
delayed-interest  securities and "stripped"  securities.  Stripped  securities are debt  securities  whose  interest  coupons are separated from the security and sold  separately.  The Fund can buy the following  types of zero-coupon or stripped  securities,  among  other:  U.S.  Treasury  notes or bonds that have been stripped of their interest  coupons,  U.S.  Treasury bills issued without
interest  coupons,  and  certificates   representing   interests  in  stripped
securities.

      Zero-coupon  securities do not make periodic  interest  payments and are sold at a deep  discount  from their face value.  The buyer  recognizes a rate of return  determined by the gradual  appreciation  of the security,  which is redeemed at face value on a specified  maturity  date.  This discount  depends on the time remaining  until maturity,  as well as prevailing  interest rates, the  liquidity of the security  and the credit  quality of the issuer.  In the absence of threats to the issuer's  credit  quality,  the  discount  typically decreases as the maturity date  approaches.  Some  zero-coupon  securities are convertible,  in that they are  zero-coupon  securities  until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because   zero-coupon   securities   pay  no   interest   and   compound
semi-annually  at the rate fixed at the time of their  issuance,  their prices are generally  more volatile than the prices of other debt  securities.  Their
value  may  fall  more  dramatically   than  the  value  of   interest-bearing
securities  when interest  rates rise.  When  prevailing  interest rates fall, zero-coupon  securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's  investment in  zero-coupon  securities may cause the Fund to recognize  income and make  distributions  to shareholders  before it receives any cash payments on the zero-coupon  investment.  To generate cash to satisfy
those  distribution  requirements,   the  Fund  may  have  to  sell  portfolio
securities  that it  otherwise  might  have  continued  to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X|   When-Issued  and  Delayed-Delivery   Transactions.  The  Fund  can
invest  in  securities  on a  "when-issued"  basis  and may  purchase  or sell securities on a  "delayed-delivery"  basis.  When-issued and  delayed-delivery are  terms  that  refer to  securities  whose  terms and  indenture  have been created,  but the  securities  are not available  for immediate  delivery even though the market for them exists.

      When such  transactions  are  negotiated,  the price (which is generally expressed  in yield  terms)  is fixed  at the  time  the  commitment  is made.
Delivery  and  payment  for the  securities  take place at a later  date.  The securities are subject to change in value from market  fluctuations during the period until  settlement.  The value at delivery may be less than the purchase price.  For example,  changes in interest rates in a direction other than that expected  by the  Manager  before  settlement  will  affect  the value of such securities  and may  cause a loss  to the  Fund.  During  the  period  between purchase and settlement,  no payment is made by the Fund to the issuer, and no interest  accrues  to the Fund  from the  investment  until  it  receives  the security at settlement.

      The Fund may  engage in  when-issued  transactions  to  secure  what the
Manager  considers to be an advantageous  price and yield at the time the Fund enters  into the  obligation.  When  the Fund  enters  into a  when-issued  or delayed-delivery  transaction,  it relies on the other party to  complete  the transaction.  Its failure to do so may cause the Fund to lose the  opportunity to obtain  the  security  at a price and yield  the  Manager  considers  to be advantageous.

      When the Fund engages in when-issued and delayed-delivery  transactions, it does so for the purpose of acquiring or selling securities  consistent with its  investment  objective  and policies or for  delivery  pursuant to options contracts  it has  entered  into,  and  not  for  the  purpose  of  investment leverage.  Although the Fund will enter into  delayed-delivery  or when-issued purchase  transactions to acquire  securities,  it may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued  security  prior to its  acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the  time  the  Fund  makes  the  commitment  to  purchase  or sell a
security  on  a  when-issued  or   delayed-delivery   basis,  it  records  the
transaction  on its books and reflects the value of the security  purchased in determining  the Fund's net asset  value.  In a sale  transaction,  it records the  proceeds  to be  received.  The Fund will  identify  on its books  liquid assets  at  least  equal  in  value  to  the  value  of  the  Fund's  purchase commitments until the Fund pays for the investment.

      When issued and  delayed-delivery  transactions  can be used by the Fund as a defensive  technique  to hedge  against  anticipated  changes in interest rates and  prices.  For  instance,  in  periods of rising  interest  rates and falling  prices,  the Fund might sell securities in its portfolio on a forward commitment  basis to  attempt to limit its  exposure  to  anticipated  falling prices.  In periods  of falling  interest  rates and rising  prices,  the Fund might sell portfolio  securities  and purchase the same or similar  securities on a when-issued or delayed-delivery  basis to obtain the benefit of currently higher cash yields.

      |X|   Participation  Interests.  The Fund may  invest  in  participation interests,  subject  to the  Fund's  limitation  on  investments  in  illiquid investments.  A  participation  interest  is an  undivided  interest in a loan made by the issuing  financial  institution in the proportion that the buyer's participation  interest  bears to the total  principal  amount of the loan. No more  than 5% of the  Fund's  net  assets  can be  invested  in  participation interests of the same borrower.  The issuing  financial  institution  may have no obligation to the Fund other than to pay the Fund the proportionate  amount of the principal and interest payments it receives.

      Participation    interests    are   primarily    dependent    upon   the
creditworthiness  of the  borrowing  corporation,  which is  obligated to make payments  of  principal  and  interest  on the  loan.  There is a risk  that a borrower  may have  difficulty  making  payments.  If a borrower  fails to pay scheduled  interest  or  principal  payments,  the  Fund  could  experience  a reduction in its income. The value of that  participation  interest might also decline,  which could affect the net asset value of the Fund's shares.  If the issuing  financial  institution  fails to perform  its  obligations  under the participation  agreement,  the Fund might incur costs and delays in  realizing payment and suffer a loss of principal and/or interest.

      |X|   Repurchase Agreements.  The Fund can acquire securities subject to repurchase  agreements.  It  might  do  so  for  liquidity  purposes  to  meet anticipated  redemptions  of Fund  shares,  or pending the  investment  of the proceeds  from sales of Fund shares,  or pending the  settlement  of portfolio securities transactions.

      In a  repurchase  transaction,  the  Fund  buys  a  security  from,  and
simultaneously   resells  it  to,  an  approved  vendor  for  delivery  on  an agreed-upon  future date.  The resale price  exceeds the purchase  price by an amount that reflects an  agreed-upon  interest  rate  effective for the period during which the repurchase  agreement is in effect.  Approved vendors include
U.S.  commercial banks, U.S. branches of foreign banks, or broker-dealers that have been  designated as primary dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

      The  majority of these  transactions  run from day to day,  and delivery pursuant  to the  resale  typically  occurs  within  one to  five  days of the purchase.  Repurchase  agreements  having a  maturity  beyond  seven  days are subject to the Fund's limits on holding  illiquid  investments.  The Fund will not enter into a  repurchase  agreement  that  causes more than 10% of its net assets to be subject to repurchase  agreements  having a maturity beyond seven days.  There is no limit on the amount of the  Fund's  net assets  that may be subject to repurchase  agreements  having maturities of seven days or less for defensive purposes.

      Repurchase  agreements,  considered "loans" under the Investment Company
Act, are  collateralized  by the underlying  security.  The Fund's  repurchase agreements  require  that at all times while the  repurchase  agreement  is in effect,  the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation.  However, if the vendor fails to pay the resale  price on the  delivery  date,  the Fund may incur  costs in disposing of the collateral  and may  experience  losses if there is any delay
in  its  ability  to  do  so.  The   Manager   will   monitor   the   vendor's
creditworthiness  to  confirm  that the vendor is  financially  sound and will continuously monitor the collateral's value.

      Pursuant to an  Exemptive  Order issued by the  Securities  and Exchange
Commission  (the  "SEC"),  the Fund,  along  with  other  affiliated  entities managed by the Manager,  may transfer  uninvested  cash  balances  into one or more joint  repurchase  accounts.  These  balances are invested in one or more repurchase agreements, secured by U.S. government securities.  Securities that are pledged as collateral  for  repurchase  agreements are held by a custodian bank until the agreements mature. Each joint repurchase  arrangement  requires that the market value of the  collateral be  sufficient  to cover  payments of interest and  principal;  however,  in the event of default by the other party to the agreement,  retention or sale of the collateral may be subject to legal proceedings.

      |X|   Illiquid  and  Restricted  Securities.   Under  the  policies  and
procedures  established  by  the  Fund's  Board  of  Directors,   the  Manager
determines  the  liquidity  of certain of the Fund's  illiquid  or  restricted investments.  To enable the Fund to sell its holdings of a restricted security not  registered  under the  Securities Act of 1933, the Fund may have to cause those  securities to be  registered.  The expenses of  registering  restricted securities  may be negotiated by the Fund with the issuer at the time the Fund buys the securities.  When the Fund must arrange registration because the Fund wishes to sell the  security,  a  considerable  period may elapse  between the time the  decision is made to sell the  security  and the time the security is registered  so that the Fund  could  sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund can acquire restricted  securities through private  placements.
Those securities have contractual  restrictions on their public resale.  Those restrictions  may make it more  difficult  to value them,  and might limit the
Fund's  ability to dispose of the  securities  and might  lower the amount the
Fund could realize upon the sale.

      The  Fund  has  limitations   that  apply  to  purchases  of  restricted
securities, as stated in the Prospectus.  Those percentage restrictions do not limit  purchases  of  restricted  securities  that  are  eligible  for sale to qualified  institutional  purchasers  under Rule 144A of the Securities Act of
1933,  if those  securities  have been  determined to be liquid by the Manager under  Board-approved  guidelines.  Those  guidelines  take into  account  the trading  activity for such securities and the availability of reliable pricing information, among other factors.

 If there is a lack of trading  interest in a particular  Rule 144A  security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase  agreements maturing in more than seven  days and  participation  interests  that do not have  puts  exercisable within seven days.

      |X|   Loans of  Portfolio  Securities.  The Fund can lend its  portfolio securities  to certain  types of eligible  borrowers  approved by the Board of
Directors.  It  might do so to try to  provide  income  or to  raise  cash for liquidity purposes.  These loans are limited to not more than 10% of the value of the Fund's net assets.  There are some risks in connection  with securities lending. The Fund might experience a delay in receiving additional  collateral to secure a loan,  or a delay in recovery of the loaned  securities.  The Fund presently  does not  intend to lend its  securities,  but if it does so, it is not anticipated that loans will exceed 5% of the Fund's total assets.
      The Fund must receive  collateral for a loan.  Under current  applicable regulatory  requirements  (which are subject to change),  on each business day the  loan  collateral  must be at  least  equal  to the  value  of the  loaned securities.  It must consist of cash,  bank letters of credit,  securities  of the U.S.  government  or its  agencies  or  instrumentalities,  or other  cash equivalents  in which the Fund is permitted  to invest.  To be  acceptable  as collateral,  letters of credit must obligate a bank to pay amounts demanded by the Fund if the  demand  meets  the  terms  of the  letter.  The  terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it  lends  securities,  the  Fund  receives  amounts  equal  to the dividends or interest on loaned  securities.  It also  receives one or more of
(a) negotiated loan fees, (b) interest on securities  used as collateral,  and
(c)  interest  on any  short-term  debt  securities  purchased  with such loan collateral.  Either type of  interest  may be shared  with the  borrower.  The
Fund may also pay reasonable  finder's,  custodian and administrative  fees in connection  with  these  loans.  The  terms  of the  Fund's  loans  must  meet applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities  on five days'  notice or in time to vote on any important matter.

      When the Fund  lends  assets to  another  affiliated  fund,  the Fund is subject to the risk that the borrowing fund might fail to repay the loan.

      |X|   Derivatives.  The Fund  can  invest  in a  variety  of  derivative investments  for income,  for capital  appreciation  or for hedging  purposes.
Some  derivative  investments  the  Fund can use are the  hedging  instruments described below in this Statement of Additional Information.

      The Fund can invest in "index-linked"  notes.  Principal and/or interest payments on these notes  depend on the  performance  of an  underlying  index.
Currency-indexed   securities  are  another   derivative  the  Fund  may  use.
Typically these are short-term or  intermediate-term  debt  securities.  Their value at maturity or the rates at which they pay income are  determined by the change in value of the U.S.  dollar against one or more foreign  currencies or an index.  In some  cases,  these  securities  may pay an  amount at  maturity based on a multiple of the amount of the  relative  currency  movements.  This type of index security offers the potential for increased  income or principal payments  but at a greater  risk of loss than a typical  debt  security of the same maturity and credit quality.

      Other   derivative   investments   the  Fund  can  use   include   "debt
exchangeable   for  common  stock"  of  an  issuer  or   "equity-linked   debt
securities"  of an issuer.  At maturity,  the debt  security is exchanged  for common  stock of the issuer or it is  payable in an amount  based on the price of the issuer's common stock at the time of maturity.

      Both  alternatives  present a risk that the amount  payable at  maturity will be less than the  principal  amount of the debt  because the price of the issuer's common stock might not be as high as the Manager expected.

      |X|   Hedging.  The Fund can use  hedging to attempt to protect  against declines in the market  value of the Fund's  portfolio,  to permit the Fund to retain  unrealized  gains in the  value of  portfolio  securities  which  have appreciated,  or to facilitate selling securities for investment  reasons.  To do so, the Fund could:

         |_|      sell futures contracts,
         |_|      buy puts on futures or on securities, or
|_|   write covered  calls on  securities  or futures.  Covered calls can also be used to  increase  the Fund's  income,  but the  Manager  does not expect to engage extensively in that practice.

      The Fund might use hedging to  establish  a position  in the  securities market as a temporary  substitute for  purchasing  particular  securities.  In that case,  the Fund would  normally seek to purchase the  securities and then terminate  that hedging  position.  The Fund might also use this type of hedge to attempt to protect  against the possibility  that its portfolio  securities would not be fully  included  in a rise in value of the  market.  To do so the
Fund could:

         |_|      buy futures, or
         |_|      buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments,  even though it is permitted to use them in the Manager's  discretion,  as described  below.  The
Fund's  strategy  of hedging  with  futures  and  options  on futures  will be incidental  to the  Fund's  activities  in the  underlying  cash  market.  The particular  hedging  instruments  the Fund can use are  described  below.  The
Fund  may  employ  new  hedging  instruments  and  strategies  when  they  are developed,  if  those  investment  methods  are  consistent  with  the  Fund's
investment   objective  and  are  permissible  under  applicable   regulations
governing the Fund.

            |_|  Futures.  The Fund can buy and sell  futures  contracts  that relate to (1)  broadly-based  stock  indices  (these are called  "stock  index futures"),  (2)  an  individual  stock  ("single  stock  futures"),  (3)  debt securities  (these are  referred to as  "interest  rate  futures"),  (4) other
broadly-based   securities  indices  (these  are  referred  to  as  "financial
futures"),   (5)  foreign  currencies  (these  are  referred  to  as  "forward
contracts"),   or  (6)  commodities  (these  are  referred  to  as  "commodity futures").

      A  broadly-based  stock  index is used as the  basis for  trading  stock index  futures.  In some cases an index may be based on stocks of issuers in a particular  industry or group of  industries.  A stock index assigns  relative values to the common stocks included in the index and its value  fluctuates in response  to the  changes in value of the  underlying  stocks.  A stock  index
cannot  be  purchased  or  sold  directly.   Financial   futures  are  similar
contracts  based on the future value of the basket of securities that comprise the index. These contracts  obligate the seller to deliver,  and the purchaser to take, cash to settle the futures transaction.  There is no delivery made of the underlying  securities to settle the futures obligation.  Either party may also settle the transaction by entering into an offsetting contract.

      An  interest  rate  future  obligates  the  seller to  deliver  (and the purchaser  to take) cash or a  specified  type of debt  security to settle the futures  transaction.  Either  party  could  also  enter  into  an  offsetting contract  to  close  out  the  position.  Similarly,  a  single  stock  future obligates  the  seller  to  deliver  (and the  purchaser  to  take)  cash or a specified  equity  security to settle the futures  transaction.  Either  party could  also  enter  into an  offsetting  contract  to close out the  position.
Single  stock  futures  trade on a very  limited  number  of  exchanges,  with contracts typically not fungible among the exchanges.

      The Fund  can  invest a  portion  of its  assets  in  commodity  futures contracts.  Commodity  futures may be based upon commodities  within five main commodity groups: (1) energy,  which includes crude oil, natural gas, gasoline
and  heating  oil;  (2)  livestock,   which  includes  cattle  and  hogs;  (3)
agriculture,  which includes wheat, corn, soybeans,  cotton, coffee, sugar and cocoa; (4) industrial metals,  which includes aluminum,  copper, lead, nickel, tin and zinc;  and (5) precious  metals,  which  includes  gold,  platinum and silver.  The Fund may purchase and sell commodity futures  contracts,  options on futures  contracts  and  options  and  futures on  commodity  indices  with respect to these five main  commodity  groups and the  individual  commodities within each group, as well as other types of commodities.

      No payment is paid or received by the Fund on the  purchase or sale of a future.  Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment  with the futures  commission  merchant
(the "futures  broker").  Initial  margin  payments will be deposited with the
Fund's  custodian bank in an account  registered in the futures broker's name.
However,  the  futures  broker  can gain  access to that  account  only  under specified  conditions.  As the future is marked to market  (that is, its value on the  Fund's  books is  changed)  to reflect  changes  in its market  value, subsequent  margin payments,  called variation  margin,  will be paid to or by the futures broker daily.

      At any time prior to  expiration  of the  future,  the Fund may elect to close out its position by taking an opposite  position,  at which time a final determination  of  variation  margin is made and any  additional  cash must be paid by or  released  to the  Fund.  Any  loss or gain on the  future  is then realized  by the Fund  for tax  purposes.  All  futures  transactions,  except forward  contracts,  are effected through a clearinghouse  associated with the exchange on which the contracts are traded.

      |_| Put and Call  Options.  The Fund can buy and sell  certain  kinds of put options  ("puts")  and call options  ("calls").  The Fund can buy and sell exchange-traded  and  over-the-counter  put and call options,  including index options,  securities  options,  currency  options,  commodities  options,  and options on the other types of futures described above.

      |_| Writing  Covered  Call  Options.  The Fund can write (that is, sell)
calls.  If the Fund sells a call  option,  it must be covered.  That means the
Fund must own the security  subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating  liquid assets  to  enable  the  Fund  to  satisfy  its  obligations  if the  call  is exercised.  Up to 25% of the Fund's  total  assets may be subject to calls the
Fund writes.

      When the Fund writes a call,  it receives  cash (a premium).  In writing calls on a  security,  the Fund  agrees to sell the  underlying  security to a purchaser of a corresponding  call on the same security during the call period at a fixed exercise  price  regardless of market price changes during the call period.  The call period is usually not more than nine  months.  The  exercise price may differ from the market price of the  underlying  security.  The Fund has the risk of loss that the price of the  underlying  security  may  decline during the call period.  That risk may be offset to some extent by the premium the Fund  receives.  If the value of the  investment  does not rise  above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium and the investment.

      When the Fund  writes a call on an index,  it also  receives  a premium.
If the  buyer of the call  exercises  it,  the Fund will pay an amount of cash equal  to the  difference  between  the  closing  price  of the  call  and the exercise price,  multiplied by a specified  multiple that determines the total value  of  the  call  for  each  point  of  difference.  If the  value  of the underlying  investment  does not rise above the call price,  it is likely that the call will  lapse  without  being  exercised.  In that case the Fund  would keep the cash premium.

      The Fund's  custodian  bank, or a securities  depository  acting for the custodian  bank,  will act as the Fund's escrow agent,  through the facilities of the Options Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has  written  calls  traded on  exchanges  or as to other  acceptable escrow  securities.  In  that  way,  no  margin  will  be  required  for  such transactions.  OCC  will  release  the  securities  on the  expiration  of the option or when the Fund enters into a closing transaction.

      When the Fund writes an  over-the-counter  ("OTC") option, it will enter into an arrangement  with a primary U.S.  government  securities  dealer which will  establish a formula price at which the Fund will have the absolute right to repurchase  that OTC option.  The formula price will  generally be based on a multiple of the premium  received  for the option,  plus the amount by which the option is exercisable  below the market price of the  underlying  security
(that is, the option is "in the  money").  When the Fund writes an OTC option, it will  treat  as  illiquid  (for  purposes  of its  restriction  on  holding illiquid  securities)  the  mark-to-market  value of any OTC  option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To  terminate  its  obligation  on a call it has  written,  the Fund may purchase a corresponding  call in a "closing  purchase  transaction." The Fund will then  realize a profit or loss,  depending  upon  whether  the net of the amount of the option  transaction  costs and the premium  received on the call the Fund  wrote is more or less than the price of the call the Fund  purchases to  close  out the  transaction.  The Fund may  realize  a profit  if the call expires unexercised,  because the Fund will retain the underlying security and the  premium  it  received  when it  wrote  the  call.  Any such  profits  are considered  short-term  capital gains for federal income tax purposes,  as are the premiums on lapsed calls.  When  distributed  by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase  transaction due to the lack of a  market,  it will  have to hold the  callable  securities until the call expires or is exercised.

      The Fund may also write calls on a futures  contract  without owning the futures contract or securities  deliverable  under the contract.  To do so, at the time the call is written,  the Fund must cover the call by  segregating an equivalent  dollar  amount  of  liquid  assets  on its  books.  The Fund  will identify  additional liquid assets on its books to cover the call if the value of the  identified  assets  drops  below  100%  of the  current  value  of the future.  Because of this segregation  requirement,  in no circumstances  would the Fund's  receipt of an exercise  notice as to that future  require the Fund to  deliver  a  futures  contract.  It  would  simply  put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

      |_| Writing Put  Options.  The Fund can sell put  options.  A put option on  securities  gives the  purchaser  the right to sell,  and the  writer  the obligation to buy, the underlying  investment at the exercise price during the option  period.  The Fund will not write  puts if, as a result,  more than 50%
of the Fund's net assets would be required to be  segregated to cover such put options.

      If the Fund writes a put, the put must be covered by  segregated  liquid assets.  The  premium  the Fund  receives  from  writing  a put  represents  a profit, as long as the price of the underlying  investment remains equal to or above  the  exercise  price of the put.  However,  the Fund also  assumes  the obligation during the option period to buy the underlying  investment from the buyer of the put at the exercise  price,  even if the value of the  investment falls  below  the  exercise  price.  If a put the  Fund  has  written  expires unexercised,  the Fund  realizes a gain in the amount of the premium  less the transaction  costs  incurred.  If the put is exercised,  the Fund must fulfill its  obligation to purchase the underlying  investment at the exercise  price.
That price will  usually  exceed the market  value of the  investment  at that time.  In that  case,  the Fund may  incur a loss if it sells  the  underlying investment.  That  loss  will be  equal  to the sum of the  sale  price of the underlying  investment and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When  writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security  the Fund will  identify on its books liquid assets  with a value  equal  to or  greater  than  the  exercise  price of the
underlying   securities.   The  Fund  therefore  forgoes  the  opportunity  of
investing the identified assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues,  it may be assigned an exercise  notice by the  broker-dealer  through  which the put was sold.  That notice will  require the Fund to take  delivery of the  underlying security  and pay the  exercise  price.  The Fund has no control  over when it may be required to purchase the underlying security,  since it may be assigned an exercise  notice at any time prior to the  termination of its obligation as the writer of the put.  That  obligation  terminates  upon  expiration  of the put. It may also  terminate  if,  before it receives an exercise  notice,  the
Fund effects a closing  purchase  transaction  by purchasing a put of the same series as it sold.  Once the Fund has been  assigned  an exercise  notice,  it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase  transaction to realize a profit  on an  outstanding  put  option it has  written  or to  prevent  the underlying  security from being put. Effecting a closing purchase  transaction will also permit the Fund to write another put option on the  security,  or to sell the security and use the  proceeds  from the sale for other  investments.
The Fund will  realize a profit  or loss from a closing  purchase  transaction depending  on  whether  the cost of the  transaction  is less or more than the premium  received  from writing the put option.  Any profits from writing puts are  considered  short-term  capital gains for federal tax purposes,  and when distributed by the Fund, are taxable as ordinary income.

      |_|  Purchasing  Calls and Puts.  The Fund can purchase calls to protect against the possibility  that the Fund's  portfolio will not participate in an anticipated  rise in the securities  market.  When the Fund buys a call (other than in a closing purchase transaction),  it pays a premium. The Fund then has the right to buy the underlying  investment  from a seller of a  corresponding call on the  same  investment  during  the  call  period  at a fixed  exercise price.  The Fund  benefits only if it sells the call at a profit or if, during the call period,  the market price of the  underlying  investment is above the sum of the call price plus the transaction  costs and the premium paid for the call and the Fund  exercises  the call. If the Fund does not exercise the call or sell it (whether or not at a profit),  the call will  become  worthless  at its  expiration  date.  In that case the Fund will have paid the  premium  but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying  investment in its  portfolio.  When the Fund  purchases  a put,  it pays a  premium  and, except as to puts on indices, has the right to sell the underlying  investment to a seller of a put on a corresponding  investment during the put period at a fixed  exercise  price.  Buying a put on  securities  or futures the Fund owns enables the Fund to attempt to protect  itself during the put period against a decline in the value of the underlying  investment below the exercise price by selling  the  underlying  investment  at the  exercise  price to a seller of a corresponding  put. If the market price of the underlying  investment is equal to or above the exercise  price and, as a result,  the put is not exercised or resold,  the put will become  worthless at its  expiration  date. In that case the Fund will have paid the premium but lost the right to sell the  underlying investment.  However, the Fund may sell the put prior to its expiration.  That sale may or may not be at a profit.

    Buying a put on an  investment  the Fund does not own (such as an index or future)  permits  the  Fund  to  resell  the  put  or to  buy  the  underlying investment  and sell it at the  exercise  price.  The  resale  price will vary inversely to the price of the  underlying  investment.  If the market price of the underlying  investment is above the exercise  price and, as a result,  the put is not exercised, the put will become worthless on its expiration date.

      When the Fund  purchases a call or put on an index or future,  it pays a premium,  but  settlement is in cash rather than by delivery of the underlying investment  to the  Fund.  Gain or loss  depends  on  changes  in the index in question  (and thus on price  movements in the  securities  market  generally)
rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options  held by the Fund will not exceed 5% of the Fund's total assets.

      |_| Buying and  Selling  Options  on  Foreign  Currencies.  The Fund can
buy and sell  calls and puts on  foreign  currencies.  They  include  puts and
calls  that  trade  on  a  securities  or  commodities   exchange  or  in  the
over-the-counter  markets  or are quoted by major  recognized  dealers in such options.  The Fund could use these  calls and puts to try to  protect  against declines  in the  dollar  value of foreign  securities  and  increases  in the dollar cost of foreign securities the Fund wants to acquire.

      If the  Manager  anticipates  a rise in the  dollar  value of a  foreign currency in which  securities  to be acquired are  denominated,  the increased cost of those  securities  may be  partially  offset  by  purchasing  calls or writing puts on that foreign  currency.  If the Manager  anticipates a decline in the dollar value of a foreign currency,  the decline in the dollar value of portfolio  securities  denominated in that currency might be partially  offset by writing calls or purchasing  puts on that foreign  currency.  However,  the currency rates could fluctuate in a direction  adverse to the Fund's position.
The Fund will then have  incurred  option  premium  payments  and  transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign  currency is  "covered"  if the Fund owns the underlying  foreign  currency  covered by the call or has an absolute and immediate right to acquire that foreign currency  without  additional cash consideration  (or it can do so for additional  cash  consideration  held in a segregated  account by its  custodian  bank) upon  conversion  or  exchange of other foreign currency held in its portfolio.

      The Fund  could  write a call on a foreign  currency  to provide a hedge against a decline in the U.S.  dollar value of a security  which the Fund owns or has  the  right  to  acquire  and  which  is  denominated  in the  currency underlying  the  option.  That  decline  might  be one that  occurs  due to an
expected   adverse  change  in  the  exchange   rate.   This  is  known  as  a
"cross-hedging"  strategy. In those circumstances,  the Fund covers the option by  identifying  on its books liquid assets in an amount equal to the exercise price of the option.

      |_| Risks of  Hedging  with  Options  and  Futures.  The use of  hedging instruments  requires  special  skills and knowledge of investment  techniques that are different than what is required for normal portfolio  management.  If the  Manager  uses a hedging  instrument  at the wrong  time or judges  market conditions  incorrectly,  hedging strategies may reduce the Fund's return. The
Fund could also  experience  losses if the prices of its  futures  and options positions were not correlated with its other
investments.

      The Fund's option  activities  could affect its portfolio  turnover rate and  brokerage  commissions.  The exercise of calls  written by the Fund might cause the Fund to sell  related  portfolio  securities,  thus  increasing  its turnover rate.  The exercise by the Fund of puts on securities  will cause the sale of underlying  investments,  increasing portfolio turnover.  Although the decision  whether to  exercise  a put it holds is within  the Fund's  control, holding  a put  might  cause  the Fund to sell  the  related  investments  for reasons that would not exist in the absence of the put.

      The Fund could pay a  brokerage  commission  each time it buys a call or put,  sells a call  or put,  or buys or  sells  an  underlying  investment  in connection  with the  exercise of a call or put.  Those  commissions  could be higher on a relative basis than the commissions for direct  purchases or sales of the  underlying  investments.  Premiums  paid  for  options  are  small  in relation to the market value of the underlying investments.  Consequently, put and call  options  offer large  amounts of leverage.  The leverage  offered by trading in options  could  result in the  Fund's  net asset  value  being more sensitive to changes in the value of the underlying investment.

      If a covered  call  written by the Fund is  exercised  on an  investment that has increased in value,  the Fund will be required to sell the investment at the  call  price.  It  will  not be  able  to  realize  any  profit  if the investment has increased in value above the call price.

      An option  position  may be closed  out only on a market  that  provides secondary  trading for options of the same  series,  and there is no assurance that a liquid  secondary  market  will exist for any  particular  option.  The
Fund might  experience  losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling  futures or purchasing puts on  broadly-based  indices or  futures  to  attempt  to  protect  against declines  in the value of the Fund's  portfolio  securities.  The risk is that the prices of the futures or the applicable  index will correlate  imperfectly with the  behavior of the cash prices of the Fund's  securities.  For example, it is possible  that while the Fund has used  hedging  instruments  in a short hedge,  the market might advance and the value of the  securities  held in the
Fund's  portfolio might decline.  If that occurred,  the Fund would lose money on the hedging  instruments  and also experience a decline in the value of its portfolio securities.  However, while this could occur for a very brief period or to a very small degree,  over time the value of a diversified  portfolio of securities  will tend to move in the same  direction as the indices upon which the hedging instruments are based.

      The risk of imperfect  correlation  increases as the  composition of the
Fund's  portfolio  diverges  from the  securities  included in the  applicable index.  To compensate for the imperfect  correlation of movements in the price of the  portfolio  securities  being hedged and  movements in the price of the hedging  instruments,  the Fund  might use  hedging  instruments  in a greater dollar amount than the dollar amount of portfolio  securities being hedged. It might  do so if the  historical  volatility  of the  prices  of the  portfolio securities  being  hedged  is  more  than  the  historical  volatility  of the applicable index.

      The ordinary  spreads between prices in the cash and futures markets are subject to  distortions,  due to  differences  in the nature of those markets.
First,  all  participants  in the futures market are subject to margin deposit and maintenance  requirements.  Rather than meeting  additional margin deposit
requirements,   investors  may  close  futures  contracts  through  offsetting transactions which could distort the normal relationship  between the cash and futures  markets.  Second,  the  liquidity  of the futures  market  depends on participants  entering  into  offsetting  transactions  rather  than making or taking delivery.  To the extent  participants decide to make or take delivery, liquidity in the futures market could be reduced,  thus producing  distortion.
Third, from the point of view of speculators,  the deposit requirements in the futures  market are less onerous than margin  requirements  in the  securities markets.  Therefore,  increased  participation  by  speculators in the futures market may cause temporary price distortions.

      The Fund can use  hedging  instruments  to  establish  a position in the securities  markets as a temporary  substitute  for the purchase of individual securities  (long  hedging) by buying  futures  and/or calls on such  futures, broadly-based  indices or on  securities.  It is  possible  that when the Fund does so the market might  decline.  If the Fund then  concludes  not to invest in securities  because of concerns  that the market might  decline  further or for other  reasons,  the Fund will  realize a loss on the hedging  instruments that is not offset by a reduction in the price of the securities purchased.

      |_|  Forward   Contracts.   Forward   contracts  are  foreign   currency
exchange  contracts.  They are used to buy or sell foreign currency for future delivery  at a fixed  price.  The Fund uses them to "lock in" the U.S.  dollar price  of a  security  denominated  in a  foreign  currency  that the Fund has bought or sold,  or to protect  against  possible  losses from  changes in the relative values of the U.S. dollar and a foreign  currency.  The Fund may also use "cross-hedging"  where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.
      Under a forward  contract,  one party  agrees to  purchase,  and another party agrees to sell, a specific  currency at a future date.  That date may be any  fixed  number of days from the date of the  contract  agreed  upon by the parties.  The  transaction  price is set at the time the  contract  is entered into. These contracts are traded in the inter-bank  market conducted  directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward  contracts to protect  against  uncertainty  in the level of future  exchange  rates.  The use of forward  contracts  does not eliminate the risk of fluctuations in the prices of the underlying  securities the Fund owns or intends to  acquire,  but it does fix a rate of  exchange  in advance.  Although  forward  contracts  may  reduce  the  risk of loss  from a decline in the value of the hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund  enters  into a  contract  for the  purchase  or sale of a security denominated in a foreign currency,  or when it anticipates  receiving dividend  payments in a foreign  currency,  the Fund might desire to "lock-in"
the U.S.  dollar price of the security or the U.S.  dollar  equivalent  of the dividend  payments.  To do so,  the Fund might  enter into a forward  contract for the  purchase  or sale of the amount of foreign  currency  involved in the underlying  transaction,  in a fixed  amount of U.S.  dollars  per unit of the foreign currency.  This is called a "transaction hedge." The transaction hedge will  protect the Fund  against a loss from an adverse  change in the currency exchange  rates  during the period  between the date on which the  security is purchased or sold or on which the payment is  declared,  and the date on which the payments are made or received.

      The Fund could also use  forward  contracts  to lock in the U.S.  dollar value of  portfolio  positions.  This is called a "position  hedge."  When the
Fund  believes  that  foreign  currency  might  suffer a  substantial  decline against the U.S.  dollar,  it could  enter into a forward  contract to sell an amount of that foreign currency  approximating the value of some or all of the
Fund's portfolio  securities  denominated in that foreign  currency.  When the
Fund believes that the U.S. dollar might suffer a substantial  decline against a  foreign  currency,  it could  enter  into a  forward  contract  to buy that foreign currency for a fixed dollar amount.

      Alternatively,  the Fund could  enter into a forward  contract to sell a different  foreign  currency  for a  fixed  U.S.  dollar  amount  if the  Fund believes  that  the  U.S.  dollar  value of the  foreign  currency  to be sold pursuant to its forward  contract will fall whenever there is a decline in the
U.S.  dollar value of the currency in which  portfolio  securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short  positions  in these cases by  identifying on its books liquid  assets  having a value equal to the  aggregate  amount of the Fund's  commitment under forward  contracts.  The Fund will not enter into forward  contracts  or  maintain  a net  exposure  to  such  contracts  if the consummation  of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio  securities or other assets  denominated  in that  currency or another  currency  that is the subject of the hedge.

      However,  to avoid excess  transactions and transaction  costs, the Fund may  maintain a net  exposure to forward  contracts  in excess of the value of the  Fund's  portfolio  securities  or other  assets  denominated  in  foreign currencies if the excess amount is "covered" by liquid securities  denominated in any  currency.  The cover must be at least equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase  a call  option permitting  the Fund to purchase the amount of foreign  currency  being hedged by a forward  sale  contract at a price no higher  than the  forward  contract price. As another  alternative,  the Fund may purchase a put option permitting the Fund to sell the amount of foreign  currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise  matching of the amounts  under  forward  contracts  and the value of the securities  involved  generally will not be possible  because the future value of securities  denominated in foreign currencies will change as a consequence  of market  movements  between  the date the  forward  contract is entered into and the date it is sold.  In some cases the Manager  might decide to sell the  security  and deliver  foreign  currency  to settle the  original purchase  obligation.  If the market  value of the  security  is less than the amount of foreign  currency the Fund is  obligated to deliver,  the Fund might have to purchase  additional  foreign  currency on the "spot"  (that is, cash)
market to settle  the  security  trade.  If the market  value of the  security instead  exceeds  the  amount of foreign  currency  the Fund is  obligated  to deliver to settle the  trade,  the Fund might have to sell on the spot  market some of the foreign  currency  received upon the sale of the  security.  There will be additional transaction costs on the spot market in those cases.

      The  projection of  short-term  currency  market  movements is extremely difficult,  and the successful  execution of a short-term  hedging strategy is
highly  uncertain.   Forward  contracts  involve  the  risk  that  anticipated
currency  movements  will not be  accurately  predicted,  causing  the Fund to sustain losses on these  contracts and to pay additional  transactions  costs.
The  use  of  forward  contracts  in  this  manner  might  reduce  the  Fund's performance  if there  are  unanticipated  changes  in  currency  prices  to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward  contract  requiring  the Fund to sell a  currency,  the Fund might sell a portfolio  security  and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the  security  and offset its  contractual  obligation  to deliver  the currency by  purchasing a second  contract.  Under that contract the Fund will obtain,  on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly,  the Fund might close out a forward contract requiring  it to  purchase a  specified  currency  by  entering  into a second contract  entitling  it to sell the same  amount of the same  currency  on the maturity  date of the first  contract.  The Fund would  realize a gain or loss as a result of entering into such an offsetting  forward contract under either circumstance.  The  gain or loss  will  depend  on the  extent  to  which  the exchange  rate or rates  between the  currencies  involved  moved  between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of  engaging  in  forward  contracts  varies  with factors such as the  currencies  involved,  the length of the contract  period and the market  conditions  then  prevailing.  Because  forward  contracts are usually  entered into on a principal  basis,  no brokerage fees or commissions are  involved.  Because  these  contracts  are not traded on an exchange,  the
Fund must evaluate the credit and performance risk of the  counterparty  under each forward contract.

      Although the Fund values its assets daily in terms of U.S.  dollars,  it does not intend to  convert  its  holdings  of  foreign  currencies  into U.S.
dollars on a daily basis.  The Fund may convert foreign  currency from time to time,  and will  incur  costs in doing so.  Foreign  exchange  dealers  do not charge a fee for  conversion,  but they do seek to  realize a profit  based on the  difference  between  the  prices  at  which  they  buy and  sell  various currencies.  Thus,  a dealer  might  offer to sell a foreign  currency  to the
Fund at one  rate,  while  offering  a  lesser  rate of  exchange  if the Fund desires to resell that currency to the dealer.

      |_| Interest  Rate Swap  Transactions.  The Fund can enter into interest rate swap  agreements.  In an interest  rate swap,  the Fund and another party exchange  their  right to receive or their  obligation  to pay  interest  on a security.  For  example,  they might swap the right to receive  floating  rate payments  for fixed  rate  payments.  The Fund can enter  into  swaps  only on securities  that it owns.  It will not enter into  swaps with  respect to more than 25% of its total  assets.  Also,  the Fund will  segregate  liquid assets
(such as cash or U.S.  government  securities)  to cover any  amounts it could owe under swaps that  exceed the  amounts it is  entitled  to receive,  and it will adjust that amount daily, as needed.

      Swap  agreements  entail both interest rate risk and credit risk.  There is a risk that,  based on  movements  of  interest  rates in the  future,  the payments  made by the Fund under a swap  agreement  will be  greater  than the payments  it  received.  Credit  risk  arises  from the  possibility  that the counterparty  will  default.  If the  counterparty  defaults,  the Fund's loss will consist of the net amount of contractual  interest payments that the Fund has not yet  received.  The  Manager  will  monitor  the  creditworthiness  of counterparties  to the Fund's  interest rate swap  transactions  on an ongoing basis.

      The Fund can enter into swap  transactions  with certain  counterparties pursuant to master netting  agreements.  A master netting  agreement  provides that all swaps done between the Fund and that  counterparty  shall be regarded as parts of an integral  agreement.  If amounts  are  payable on a  particular date in the same  currency  in respect of one or more swap  transactions,  the amount  payable  on that date in that  currency  shall be the net  amount.  In addition,  the master netting agreement may provide that if one party defaults generally or on one swap,  the  counterparty  can  terminate  all of the swaps with that party.  Under these  agreements,  if a default  results in a loss to one party,  the measure of that party's  damages is calculated by reference to the average cost of a  replacement  swap for each swap.  It is measured by the mark-to-market  value at the time of the  termination  of each swap. The gains and losses on all swaps are then netted,  and the result is the counterparty's gain or loss on  termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      |_|  Swaption   Transactions.   The  Fund  may  enter  into  a  swaption
transaction,  which is a  contract  that  grants  the  holder,  in return  for payment of the purchase price (the  "premium") of the option,  the right,  but not the  obligation,  to enter  into an  interest  rate swap at a preset  rate within a  specified  period  of time,  with the  writer of the  contract.  The writer of the contract  receives the premium and bears the risk of unfavorable changes in the preset rate on the  underlying  interest rate swap.  Unrealized gains/losses  on swaptions are reflected in investment  assets and  investment liabilities in the Fund's statement of financial condition.

      |_|  Regulatory   Aspects  of  Hedging   Instruments.   The  Commodities
Futures Trading  Commission (the "CFTC")  recently  eliminated  limitations on futures trading by certain regulated entities including registered  investment companies  and  consequently  registered  investment  companies  may engage in unlimited  futures  transactions  and options  thereon  provided that the Fund claims an exclusion from  regulation as a commodity  pool  operator.  The Fund has claimed such an exclusion from  registration  as a commodity pool operator under  the  Commodity  Exchange  Act  ("CEA").  The Fund may use  futures  and options for hedging and  non-hedging  purposes to the extent  consistent  with its investment  objective,  internal risk management guidelines adopted by the
Fund's  investment  advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's  prospectus or this  statement of additional information.

      Transactions   in  options  by  the  Fund  are  subject  to  limitations
established by the option  exchanges.  The exchanges  limit the maximum number of  options  that  may be  written  or held by a single  investor  or group of investors  acting in concert.  Those  limits apply  regardless  of whether the options were  written or  purchased on the same or different  exchanges or are held in one or more  accounts or through one or more  different  exchanges  or through one or more  brokers.  Thus,  the number of options  that the Fund may write or hold may be  affected by options  written or held by other  entities, including other  investment  companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's  advisor).  The  exchanges  also impose  position  limits on futures  transactions.  An exchange  may order the liquidation  of  positions  found to be in  violation  of those limits and may impose certain other sanctions.

      Under the Investment  Company Act, when the Fund purchases a future,  it must maintain cash or readily  marketable  short-term  debt  instruments in an amount  equal to the market  value of the  securities  underlying  the future, less the margin deposit applicable to it.

      |_|  Tax  Aspects  of  Certain  Hedging  Instruments.   Certain  foreign
currency  exchange  contracts  in which the Fund may  invest  are  treated  as
"Section 1256 contracts"  under the Internal  Revenue Code. In general,  gains or  losses  relating  to  Section  1256  contracts  are  characterized  as 60%
long-term  and  40%  short-term  capital  gains  or  losses  under  the  Code.
However,  foreign currency gains or losses arising from Section 1256 contracts that are forward  contracts  generally are treated as ordinary income or loss.
In  addition,  Section  1256  contracts  held  by the  Fund at the end of each taxable  year are  "marked-to-market,"  and  unrealized  gains or  losses  are
treated  as  though  they  were   realized.   These   contracts  also  may  be
marked-to-market  for purposes of  determining  the excise tax  applicable  to
investment   company   distributions   and  for  other  purposes  under  rules
prescribed  pursuant to the Internal  Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain   forward   contracts   the  Fund  enters  into  may  result  in
"straddles"  for federal  income tax purposes.  The straddle  rules may affect the  character  and  timing of gains  (or  losses)  recognized  by the Fund on straddle  positions.  Generally,  a loss  sustained  on the  disposition  of a position  making up a  straddle  is allowed  only to the extent  that the loss exceeds  any  unrecognized  gain in the  offsetting  positions  making  up the straddle.  Disallowed  loss is  generally  allowed at the point where there is no unrecognized  gain in the offsetting  positions making up the straddle,  or the offsetting position is disposed of.

      Under the  Internal  Revenue  Code,  the  following  gains or losses are treated as ordinary income or loss:

(1)   gains or losses  attributable  to  fluctuations  in exchange  rates that
         occur   between  the  time  the  Fund   accrues   interest  or  other
         receivables or accrues expenses or other  liabilities  denominated in a  foreign  currency  and the time the Fund  actually  collects  such receivables or pays such liabilities, and
(2)   gains or losses  attributable  to fluctuations in the value of a foreign
         currency   between  the  date  of  acquisition  of  a  debt  security denominated  in  a  foreign  currency  or  foreign  currency  forward contracts and the date of disposition.

      Currency  gains and losses are offset against market gains and losses on each  trade  before  determining  a net  "Section  988" gain or loss under the
Internal  Revenue  Code for that trade,  which may  increase  or decrease  the amount of the Fund's  investment  income  available  for  distribution  to its shareholders.

|X|   Temporary  Defensive  and  Interim  Investments.  The  Fund's  temporary defensive  investments can include (i) obligations issued or guaranteed by the
U.S.  government,  its agencies or  instrumentalities;  (ii) commercial  paper rated in the highest  category by an established  rating  organization;  (iii)
certificates of deposit or bankers'  acceptances of domestic banks with assets of $1 billion or more;  (iv) any of the  foregoing  securities  that mature in
one  year  or  less  (generally  known  as  "cash  equivalents");   (v)  other
short-term corporate debt obligations; and (vi) repurchase agreements.

      |X| Investment in Other Investment  Companies.  The Fund can also invest in the securities of other  investment  companies,  which can include open-end funds,  closed-end funds and unit investment trusts, subject to the limits set
forth  in  the   Investment   Company   Act  that  apply  to  those  types  of
investments.  For  example,  the Fund can  invest  in  Exchange-Traded  Funds, which are typically  open-end  funds or unit  investment  trusts,  listed on a stock  exchange.  The Fund  might do so as a way of  gaining  exposure  to the
segments  of  the  equity  or   fixed-income   markets   represented   by  the
Exchange-Traded  Funds'  portfolio,  at times when the Fund may not be able to buy those portfolio securities directly.

      Investing  in another  investment  company  may  involve  the payment of substantial  premiums above the value of such investment  company's  portfolio securities  and is subject to limitations  under the  Investment  Company Act.
The Fund does not intend to invest in other  investment  companies  unless the
Manager  believes that the potential  benefits of the  investment  justify the payment of any premiums or sales  charges.  As a shareholder  of an investment company,  the Fund would be subject to its  ratable  share of that  investment company's expenses,  including its advisory and administration  expenses.  The
Fund does not anticipate  investing a substantial  amount of its net assets in shares of other investment companies.

Investment Restrictions

      |X| What Are  "Fundamental  Policies?"  Fundamental  policies  are those policies  that the Fund has  adopted  to govern  its  investments  that can be changed  only by the vote of a  "majority"  of the Fund's  outstanding  voting securities.  Under the  Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of:

      |_| 67% or more of the  shares  present  or  represented  by  proxy at a shareholder  meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      |_|  more than 50% of the outstanding shares.

      The Fund's investment  objective is a fundamental policy. Other policies described in the  Prospectus or this Statement of Additional  Information  are
"fundamental"  only if they  are  identified  as  such.  The  Fund's  Board of
Directors can change  non-fundamental  policies without shareholder  approval.
However,  significant  changes to  investment  policies  will be  described in supplements  or updates to the  Prospectus  or this  Statement  of  Additional
Information,  as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

      |X|   Does  the  Fund  Have   Additional   Fundamental   Policies?   The
following investment restrictions are fundamental policies of the Fund.

      |_|   The Fund cannot buy  securities  issued or  guaranteed  by any one issuer if more than 5% of its total assets would be invested in  securities of that  issuer  or if it would  then own more than 10% of that  issuer's  voting securities.  This  limitation  applies to 75% of the Fund's total assets.  The limit does not apply to  securities  issued by the U.S.  government  or any of its agencies or instrumentalities or securities of other investment companies.

      |_|         The Fund  cannot make loans  except (a)  through  lending of securities,  (b) through the purchase of debt  instruments or similar evidence of  indebtedness,  (c)  through  an  inter-fund  lending  program  with  other affiliated funds and (d) through repurchase agreements.

|_|   The  Fund  cannot  invest  25% or more of its  total  assets  in any one industry.  That limit does not apply to  securities  issued or  guaranteed  by the U.S. government or its agencies and instrumentalities.

      |_| The Fund  cannot  borrow  money in excess of 33 1/3% of the value of its total  assets.  The Fund may  borrow  only from  banks  and/or  affiliated investment  companies.  With respect to this fundamental  policy, the Fund can borrow only if it maintains a 300% ratio of assets to  borrowings at all times in the manner set forth in the Investment Company Act.

      |_|   The Fund  cannot  invest in real  estate or in  interests  in real estate.  However,  the Fund can purchase  securities  of issuers  holding real estate or interests in real estate.

      |_|   The  Fund  cannot  invest  in  physical  commodities  or  physical commodity  contracts.  However,  the Fund can buy and sell any of the  hedging instruments  permitted by any of its other policies.  It can also buy and sell
options,   futures,   securities  or  other  instruments  backed  by  physical
commodities  or whose  investment  return is linked to changes in the price of physical commodities.

      |_|   The  Fund  cannot  underwrite  securities  of other  companies.  A permitted  exception  is in case it is deemed to be an  underwriter  under the
Securities  Act of  1933  when  reselling  any  securities  held  in  its  own portfolio.

      |_|   The Fund cannot issue "senior  securities."  This restriction does not prohibit the Fund from  borrowing  money as described in the Prospectus or this Statement of Additional  Information.  It does not prohibit the Fund from entering  into margin,  collateral,  segregation  or escrow  arrangements,  or options,  futures,  hedging  transactions  or from  buying and  selling  other investments permitted by its other investment policies.

      Unless  the  Prospectus  or this  Statement  of  Additional  Information states that a percentage  restriction  applies on an ongoing basis, it applies only  at the  time  the  Fund  makes  an  investment  (except  in the  case of borrowing  and  investments  in illiquid  securities).  The Fund need not sell securities  to meet the  percentage  limits  if the  value  of the  investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate  its investments as described above, the Fund has adopted the industry  classifications  set forth in  Appendix B to this  Statement  of  Additional  Information.  This is not a fundamental policy.

Disclosure  of  Portfolio   Holdings.   The  Fund  has  adopted  policies  and
procedures   concerning  the  dissemination  by  employees,   officers  and/or
directors  of the  Investment  Advisor,  Distributor,  and  Transfer  Agent of
information  about the  portfolio  securities  holdings  of the  Funds.  These policies are designed to assure that  dissemination of non-public  information about portfolio  securities is distributed for a legitimate  business purpose, and is done in a manner that (a) conforms to applicable  laws and  regulations and (b) is designed to prevent that  information from being used in a way that could negatively affect the Fund's investment  program or enable third parties to use that information in a manner that is harmful to a Fund.

      Until publicly  disclosed,  a Fund's portfolio holdings are proprietary,
confidential  business  information.   While  recognizing  the  importance  of
providing Fund shareholders  with information  about their Fund's  investments and providing  portfolio  information  to a variety of third parties to assist with the management,  distribution and administrative  process,  such need for transparency  must be balanced  against  the risk that third  parties who gain access to a Fund's portfolio  holdings  information  could attempt to use that information  to trade  ahead of or against the Fund,  which  could  negatively affect the prices the Fund is able to obtain in portfolio  transactions or the availability of the portfolio  securities that portfolio  managers are trading in on a Fund's behalf.

      The Investment  Advisor and its subsidiaries and affiliates,  employees, officers, and directors,  shall neither solicit nor accept any compensation or other  consideration  (including any agreement to maintain  assets in the Fund or in  other  investment  companies  or  accounts  managed  by the  Investment
Advisor or any  affiliated  person of the  Investment  Advisor) in  connection with the disclosure a Fund's  non-public  portfolio  holdings.  The receipt of
investment   advisory  fees  or  other  fees  and  compensation  paid  to  the investment Advisor and their subsidiaries  pursuant to agreements  approved by the Fund's Board shall not be deemed to be "compensation"  or  "consideration"
for these  purposes.  It is a violation  of the Code of Ethics for any covered person to release holdings in contravention of portfolio  holdings  disclosure policies and procedures adopted by the Fund.

      A list of the top 10 or more  portfolio  securities  holdings  (based on invested  assets),  listed by  security  or by  issuer,  as of the end of each month may be disclosed to third parties  (subject to the procedures  below) no sooner than 15 days after  month-end.  The top 10 or more  holdings also shall be posted on the OppenheimerFunds' website at  www.oppenheimerfunds.com in the
"Fund Profiles"  section.  Other general  information about a Fund's portfolio investments,  such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

      Except under special limited  circumstances  discussed below,  month-end lists of a Fund's complete  portfolio holdings may be disclosed no sooner than
30-days after the relevant  month-end,  subject to the  procedures  below.  If they have not been  disclosed  publicly,  they may be  disclosed  pursuant  to special requests for legitimate business reasons, provided that:

o     The  third-party  recipient  must first  submit a request for release of
      Fund portfolio holdings, explaining the business reason for the request;
o     Senior  officers (a Senior Vice  President  or above) in the  Investment
      Advisor's  Portfolio  and Legal  departments  must approve the completed request for release of Fund portfolio holdings; and
o     The third-party  recipient must sign the Investment  Advisor's portfolio holdings  non-disclosure  agreement before receiving the data,  agreeing
      to  keep  confidential   information  that  is  not  publicly  available
      regarding  a Fund's  holdings  and  agreeing  not to trade  directly  or indirectly based on the information.

Complete Fund  portfolio  holdings  positions may be released to the following categories of entities or individuals on an ongoing basis,  provided that such entity  or  individual  either  (1) has  signed  an  agreement  to  keep  such information  confidential  and not trade on the basis of such  information  or
(2) is subject to fiduciary  obligations,  as a member of the Fund's Board, or
as  an  employee,   officer  and/or   director  of  the  Investment   Advisor,
Distributor,  or Transfer Agent,  or their  respective  legal counsel,  not to disclose  such  information  except in  conformity  with  these  policies  and procedures and not to trade for his/her  personal account on the basis of such information:

o     Employees of the Fund's  Investment  Advisor,  Distributor  and Transfer
      Agent who need to have  access to such  information  (as  determined  by senior officers of such entity),
o     The Fund's certified public accountants and auditors,
o     Members of the Fund's Board and the Board's legal counsel,
o     The Fund's custodian bank,
o     A proxy voting service designated by the Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio  pricing  services  retained  by  the  Investment  Advisor  to provide portfolio security prices, and
o     Dealers,  to obtain bids (price  quotations,  because securities are not priced by the Fund's regular pricing services).

      Portfolio holdings information of a Fund may be provided,  under limited circumstances,  to brokers  and  dealers or others  with whom the Fund  trades
and/or   entities  that  provide   investment   coverage   and/or   analytical
information  regarding  the  Fund's  portfolio,   provided  that  there  is  a
legitimate  investment  reason for providing the  information to the broker or dealer or other entity.  Month-end  portfolio holdings  information may, under this procedure,  be provided to vendors providing research  information and/or analytics  to the fund,  with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical  vendor with a 1- 2 day lag to facilitate  the provision of requested  investment  information  to the  manager to  facilitate  a  particular  trade or the  portfolio  manager's investment  process for the Fund. Any third party  receiving such  information must first sign the Investment  Advisor's  portfolio  holdings  non-disclosure agreement as a pre-condition to receiving this information.

      Portfolio  holdings   information  (which  may  include  information  on
individual  securities  positions or multiple  securities)  may be provided to the entities listed below (1) by portfolio  traders employed by the Investment
Advisor in connection  with portfolio  trading,  and (2) by the members of the
Investment  Advisor's Security  Valuation Group and Accounting  Departments in
connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions
      (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by a Fund are not priced by the fund's regular pricing services)
o     Dealers to obtain price quotations where the fund is not identified as the owner

      Portfolio  holdings  information  (which may  include  information  on a
Fund's entire portfolio or individual  securities  therein) may be provided by senior  officers of the Investment  Advisor or attorneys on the legal staff of the  Investment  Advisor,  Distributor,  or Transfer  Agent,  in the following circumstances:

o     Response to legal  process in litigation  matters,  such as responses to subpoenas or in class action  matters  where the Fund may be part of the plaintiff  class (and seeks  recovery  for  losses on a  security)  or a defendant,
o     Response to regulatory  requests for information  (the SEC, NASD,  state securities regulators, and/or foreign securities authorities,  including without  limitation  requests  for  information  in  inspections  or for position reporting purposes),
o     To  potential   sub-advisors   of  portfolios   (but  only  pursuant  to
      confidentiality agreements),
o     To consultants  for retirement  plans for plan  sponsors/discussions  at due  diligence  meetings (if entire  portfolio  holdings  are  provided, however, it shall be done only pursuant to a confidentiality agreement),
o     Investment  bankers in  connection  with  merger  discussions  (but only pursuant to confidentiality agreements)

      Portfolio   managers  and  analysts  may,   subject  to  the  Investment
Advisor's policies on communications  with the press and other media,  discuss portfolio  information  in  interviews  with  members of the media,  or in due diligence or similar  meetings with clients or prospective  purchasers of Fund shares or their financial intermediary representatives.

      The Fund's  shareholders  may,  under unusual  circumstances  (such as a lack of  liquidity  in the  Fund's  portfolio  to meet  redemptions),  receive redemption  proceeds  of  their  Fund  shares  paid  as  pro  rata  shares  of securities held in the Fund's  portfolio.  In such  circumstances,  disclosure of the Fund's portfolio holdings may be made to such shareholders.

      The Chief  Compliance  Officer of the Fund and the  Investment  Advisor,
Distributor,  and Transfer  Agent (the "CCO") shall oversee the  compliance by the Investment Advisor, Distributor,  Transfer Agent, and their personnel with these policies and procedures.  At least annually, the CCO shall report to the
Fund Board on such compliance  oversight and on the categories of entities and individuals  to which  disclosure of portfolio  holdings of the Funds has been made  during the  preceding  year  pursuant to these  policies.  The CCO shall report  to the  Fund  Board  any  material  violation  of these  policies  and
procedures   during   the   previous   calendar   quarter   and   shall   make
recommendations  to the Companies and to the Boards as to any amendments  that the CCO believes are  necessary  and  desirable to carry out or improve  these policies and procedures.

      The  Investment  Advisor  and/or  the Fund  have  entered  into  ongoing
arrangements  to  make  available   information  about  the  Fund's  portfolio
holdings.  One or  more  of  the  Oppenheimer  funds  may  currently  disclose portfolio holdings  information based on ongoing arrangements to the following parties:

A.G. Edwards & Sons
ABG Securities
ABN AMRO
Advest
AG Edwards
American Technology Research
Auerbach Grayson
Banc of America Securities
Barclays
Baseline
Bear Stearns
Belle Haven
Bloomberg
BNP Paribas
BS Financial Services
Buckingham Research Group
Caris & Co.
CIBC World Markets
Citigroup
Citigroup Global Markets
Collins Stewart
Craig-Hallum Capital Group LLC
Credit Agricole Cheuvreux N.A. Inc.
Credit Suisse First Boston
Daiwa Securities
Davy
Deutsche Bank
Deutsche Bank Securities
Dresdner Kleinwort Wasserstein
Emmet & Co
Empirical Research
Enskilda Securities
Essex Capital Markets
Exane BNP Paribas
Factset
Fidelity Capital Markets
Fimat USA Inc.
First Albany
First Albany Corporation
Fixed Income Securities
Fortis Securities
Fox-Pitt, Kelton
Friedman, Billing, Ramsey
Fulcrum Global Partners
Garp Research
George K Baum & Co.
Goldman
Goldman Sachs
HSBC
HSBC Securities Inc
ING Barings
ISI Group
Janney Montgomery
Jefferies
Jeffries & Co.
JP Morgan
JP Morgan Securities
JPP Eurosecurities
Keefe, Bruyette & Woods
Keijser Securities
Kempen & Co. USA Inc.
Kepler Equities/Julius Baer Sec
KeyBanc Capital Markets
Leerink Swan
Legg Mason
Lehman
Lehman Brothers
Lipper
Loop Capital Markets
MainFirst Bank AG
Makinson Cowell US Ltd
Maxcor Financial
Merrill
Merrill Lynch
Midwest Research
Mizuho Securities
Morgan Stanley
Morningstar
Natexis Bleichroeder
Ned Davis Research Group
Nomura Securities
Pacific Crest
Pacific Crest Securities
Pacific Growth Equities
Petrie Parkman
Pictet
Piper Jaffray Inc.
Plexus
Prager Sealy & Co.
Prudential Securities
Ramirez & Co.
Raymond James
RBC Capital Markets
RBC Dain Rauscher
Research Direct
Robert W. Baird
Roosevelt & Cross
Russell Mellon
Ryan Beck & Co.
Sanford C. Bernstein
Scotia Capital Markets
SG Cowen & Co.
SG Cowen Securities
Soleil Securities Group
Standard & Poors
Stone & Youngberg
SWS Group
Taylor Rafferty
Think Equity Partners
Thomas Weisel Partners
UBS
Wachovia
Wachovia Corp
Wachovia Securities
Wescott Financial
William Blair
Yieldbook

How the Fund is Managed

Organization  and  History.  The Fund is an open-end,  diversified  management investment  company that was organized in 1944.  Since  December 1979 the Fund has been a Maryland corporation.

        |X| Classes  of  Shares.   The  Directors  are   authorized,   without
shareholder  approval,  to create  new  series  and  classes  of  shares.  The
Directors may reclassify  unissued shares of the Fund into  additional  series or classes of shares.  The Directors  also may divide or combine the shares of a class  into a greater  or  lesser  number of  shares  without  changing  the proportionate  beneficial  interest of a  shareholder  in the Fund.  Shares do not have  cumulative  voting  rights or  preemptive  or  subscription  rights.
Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class
C, Class N and Class Y.  All classes invest in the same investment portfolio.  Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      |X|   Meetings of Shareholders. Although the Fund is not required by
Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters or when required to do so by the Investment
Company Act or other applicable law. The shareholders of the Fund's parent corporation have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation or under
Maryland law.

The Fund will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Fund's parent corporation receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose
(which might include the removal of a Director), the Directors will call a meeting of shareholders for that specified purpose. The Fund's parent corporation has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

Board of Directors and Oversight Committees.  The Fund is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Directors has an Audit Committee, a Review Committee and a
Governance Committee and a Proxy Committee. Each committee is comprised solely of Directors who are not "interested persons" under the Investment
Company Act (the "Independent Directors"). The Audit Committee is comprised solely of Independent Directors. The members of the Audit Committee are
Edward L. Cameron (Chairman), George C. Bowen, Robert J. Malone and F.
William Marshall, Jr.  The Audit Committee held 6 meetings during the fiscal year ended December 31, 2004. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors.")
Other main functions of the Audit Committee, outlined in the Audit Committee
Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls;  (iii) reviewing reports from the
Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Directors who are not "interested persons" under the Investment Company Act (the
"Independent Directors"); (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit and non-audit services by the Fund's independent Auditors, including tax services,  that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

      The Review Committee is comprised solely of Independent Directors. The members of the Review Committee are Jon S. Fossel (Chairman), Robert G. Avis,
Sam Freedman, and Beverly L. Hamilton.  The Review Committee held 6 meetings during the fiscal year ended December 31, 2004.  Among other duties, as set forth in the Review Committee's Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the Manager and the services provided to the Fund by the transfer agent and the Manager.  The Review Committee also reviews the Fund's investment performance as well as the policies and procedures adopted by the
Fund to comply with the Investment Company Act and other applicable law.

      The Governance Committee is comprised solely of Independent Directors.
The members of the Governance Committee are Robert J. Malone (Chairman),
William Armstrong, Beverly L. Hamilton and F. William Marshall, Jr.  The
Governance Committee was established in August 2004 and did not hold any meetings during the Fund's fiscal year ended December 31, 2004.  The
Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics and the nomination of Directors, including Independent Directors.
The Governance Committee has adopted a process for shareholder submission of nominees for board positions.  Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance
Committee's consideration by mailing such information to the Governance
Committee in care of the Fund.  The Governance Committee may consider such persons at such time as it meets to consider possible nominees.  The
Governance Committee, however, reserves sole discretion to determine which candidates for Directors and independent Directors it will recommend to the
Board and/or shareholders and it may identify candidates other than those submitted by Shareholders.  The Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees.  The full Board elects new Directors except for those instances when a shareholder vote is required.

      Shareholders who desire to communicate with the Board should address correspondence to the Board as an individual Board member and may submit their correspondence electronically at www.opppenheimerfunds.com under the caption "contact us" or by mail to the Fund at the address above.  The
Governance Committee will consider if a different process should be recommended to the Board.

Directors and Officers of the Fund. Except for Mr. Murphy, each of the
Directors is an "Independent Director".  All of the Directors are also trustees or directors of the following Oppenheimer/Centennial funds (referred to as "Board II Funds"):

                                           Oppenheimer   Principal   Protected
Oppenheimer Cash Reserves                  Trust III
Oppenheimer Champion Income Fund           Oppenheimer Real Asset Fund
                                           Oppenheimer  Senior  Floating  Rate
Oppenheimer Capital Income Fund            Fund
Oppenheimer Equity Fund, Inc.              Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund        Panorama Series Fund, Inc.
Oppenheimer Integrity Funds
Oppenheimer Limited-Term Government Fund
                                           Centennial  California  Tax  Exempt
Oppenheimer Main Street Funds, Inc.        Trust
Oppenheimer Main Street Opportunity Fund   Centennial Government Trust
Oppenheimer Main Street Small Cap Fund     Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Municipal Fund                 Trust
Oppenheimer Principal Protected Trust      Centennial Tax Exempt Trust
Oppenheimer Principal Protected Trust II

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the
Distributor.

      Messrs. Leavy, Poiesz, Gillespie,  Murphy, Petersen, Vandehey, Vottiero,
Wixted and Zack,  and Mss.  Bloomberg  and Ives who are  officers of the Fund, respectively  hold the same  offices  with one or more of the  other  Board II
Funds as with the Fund.  As of March 31, 2005,  the  Directors and officers of the Fund,  as a group,  owned of record  or  beneficially  less than 1% of any class of  shares  of the  Fund.  The  foregoing  statement  does  not  reflect ownership of shares held of record by an employee  benefit plan for  employees of the Manager,  other than the shares  beneficially  owned under that plan by the  officers  of the Board II Funds.  In  addition,  none of the  Independent
Directors  (nor any of their  immediate  family  members)  own  securities  of either the Manager or  Distributor  or of any entity  directly  or  indirectly controlling,  controlled  by or under  common  control with the Manager or the
Distributor, of the Board II Funds.

      Biographical Information. The Directors and officers, their positions with the Fund, length of service in such positions(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below.  The charts also include information about each
Director's beneficial share ownership in the Fund and in all of the registered investment companies that the Director oversees in the Oppenheimer family of funds ("Supervised Funds").  The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each
Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                  Independent Directors
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                                                                         Any of the
                   Years;                                     Range of   Oppenheimer
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Funds
with Fund,         Director;                                  BeneficiallOverseen
Length of Service, Number of Portfolios in Fund Complex       Owned in   by
Age                Currently Overseen by Director             the Fund   Directors
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.         Chairman of the following private          $50,001-$10Over0
Armstrong,         mortgage banking companies: Cherry Creek              $100,000
Chairman of the    Mortgage Company (since 1991), Centennial
Board since 2003   State Mortgage Company (since 1994), and
and Director       The El Paso Mortgage Company (since
since 2001         1993); Chairman of the following private
Age: 68            companies: Ambassador Media Corporation
                   (since 1984) and Broadway Ventures (since
                   1984); Director of the following:
                   Helmerich & Payne, Inc. (oil and gas
                   drilling/production company) (since
                   1992), Campus Crusade for Christ (since
                   1991) and the Lynde and Harry Bradley
                   Foundation, Inc. (non-profit
                   organization) (since 2002); former
                   Chairman of the following: Transland
                   Financial Services, Inc. (private
                   mortgage banking company) (1997-2003),
                   Great Frontier Insurance (insurance
                   agency) (1995-2000), Frontier Real
                   Estate, Inc. (residential real estate
                   brokerage) (1994-2000), and Frontier
                   Title (title insurance agency) (1995-
                   2000); former Director of the following:
                   UNUMProvident (insurance company)
                   (1991-2004), Storage Technology
                   Corporation (computer equipment company)
                   (1991-2003) and International Family
                   Entertainment (television channel)
                   (1992-1997); U.S. Senator (January
                   1979-January 1991). Oversees 38
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,    Director and President of A.G. Edwards     None       Over
Director since     Capital, Inc. (General Partner of private             $100,000
1993               equity funds) (until February 2001);
Age: 74            Chairman, President and Chief Executive
                   Officer of A.G. Edwards Capital, Inc.
                   (until March 2000); Director of A.G.
                   Edwards & Sons, Inc. (brokerage company)
                   (until 2000) and A..G. Edwards Trust
                   Company (investment advisor) (until
                   2000); Vice Chairman and Director of
                   A..G. Edwards, Inc. (until March 1999);
                   Vice Chairman of A..G. Edwards & Sons
                   Inc. (until March 1999); Chairman of A.G.
                   Edwards Trust Company (until March 1999)
                   and A.G.E. Asset Management (investment
                   adviser) (until March 1999). Oversees 38
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,   Assistant Secretary and Director of        $10,001-$50Over
Director since     Centennial Asset Management Corporation               $100,000
1998               (December 1991-April 1999); President,
Age: 69            Treasurer and Director of Centennial
                   Capital Corporation (June 1989-April
                   1999); Chief Executive Officer and
                   Director of MultiSource Services, Inc.
                   (March 1996-April 1999); Mr. Bowen held
                   several positions with  the Manager and
                   with subsidiary or affiliated companies
                   of the Manager (September 1987-April
                   1999). Oversees 38 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron, Member of The Life Guard of Mount Vernon,  None       Over
Director since     (George Washington historical site)                   $100,000
2001               (since June 2000); Director of Genetic
Age: 67            ID, Inc. (biotech company) (March
                   2001-May 2002); Partner at
                   PricewaterhouseCoopers LLP (accounting
                   firm) (July 1994-June 1999); Chairman of
                   Price Waterhouse LLP Global Investment
                   Management Industry Services Group (July
                   1994-June 1998). Oversees 38 portfolios
                   in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,     Director of UNUMProvident (insurance       None       Over
Director since     company) (since June 2002); Director of               $100,000
1990               Northwestern Energy Corp. (public utility
Age: 63            corporation) (since November 2004);
                   Director of P.R. Pharmaceuticals (October
                   1999-October 2003); Director of Rocky
                   Mountain Elk Foundation (non-profit
                   organization) (February 1998-February
                   2003); Chairman and Director  (until
                   October 1996) and President and Chief
                   Executive Officer (until October 1995) of
                   the Manager; President, Chief Executive
                   Officer and Director of the following:
                   Oppenheimer Acquisition Corp.("OAC")
                   (parent holding company of the Manager),
                   Shareholder Financial Services, Inc.
                   (until October 1995). Oversees 38
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,      Director of Colorado Uplift (charitable    $50,001-$10Over0
Director since     organization) (since September 1984). Mr.             $100,000
1996               Freedman held several positions with the
Age: 64            Manager and with subsidiary or affiliated
                   companies of the Manager (until October
                   1994). Oversees 38 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly         L. Trustee of Monterey Institute for          None       Over
Hamilton,          International Studies (educational                    $100,000
Director     since organization) (since February 2000);
2002               Director of The California Endowment
Age: 58            (philanthropic organization) (since April
                   2002); Director of Community Hospital of
                   Monterey Peninsula (since February 2002);
                   Director of American Funds' Emerging
                   Markets Growth Fund, Inc. (mutual fund)
                   (since October 1991); President of ARCO
                   Investment Management Company) (February
                   1991-April 2000); Member of the
                   investment committees of The Rockefeller
                   Foundation and The University of
                   Michigan; Advisor at Credit Suisse First
                   Boston's Sprout venture capital unit
                   (venture capital fund) (1994-January
                   2005); Trustee of MassMutual
                   Institutional Funds (investment company)
                   (1996-June 2004); Trustee of MML Series
                   Investment Fund (investment company);
                   (April 1989-June 2004); Member of the
                   investment committee of Hartford Hospital
                   (2000-2003); and Advisor to Unilever
                   (Holland) pension fund (2000-2003).
                   Oversees 38 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,  Director of Jones International            $50,001-$10Over0
Director since     University (educational organization)                 $100,000
2002               (since August 2005); Chairman, Chief
Age: 61            Executive Officer and Director of Steele
                   Street State Bank (commercial banking)
                   (since August 2003); Director of Colorado
                   UpLIFT (charitable organization) (since
                   1986); trustee of the Gallagher Family
                   Foundation (non-profit organization)
                   (since 2000);  Former Chairman of U.S.
                   Bank-Colorado (subsidiary of U.S. Bancorp
                   and formerly Colorado National Bank)
                   (July 1996-April , 1999) Director of
                   Commercial Assets, Inc. (real estate
                   investment trust) (1993-2000), Director
                   of Jones Knowledge, Inc. (2001-July
                   2004); and Director of U.S. Exploration,
                   Inc. (oil and gas exploration)
                   (1997-February 2004). Oversees 38
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William         Trustee of MassMutual Select Funds         None       Over
Marshall, Jr.,     (formerly MassMutual Institutional Funds)             $100,000
Director since     (investment company) (since 1996) and MML
2001               Series Investment Fund (investment
Age: 63            company) (since 1996), the Springfield
                   Library and Museum Association (museums)
                   (since 1995)  and the Community Music
                   School of Springfield (music school)
                   (since 1996); Chairman and Trustee (since
                   2003) and Chairman of the Investment
                   Committee (since 1994) for the Worcester
                   Polytech Institute (private university);
                   President and Treasurer of the SIS Funds
                   (private charitable fund) (since January
                   1999);  Chairman of SIS & Family Bank,
                   F.S.B. (formerly SIS Bank) (commercial
                   bank) (January 1999-July 1999); Member of
                   the Investment Committee of the Community
                   Foundation of Western Massachusetts
                   (1998-2003); and Executive Vice President
                   of Peoples Heritage Financial Group, Inc.
                   (commercial bank) (January 1999-July
                   1999). Oversees 40 portfolios in the
                   OppenheimerFunds complex.*
-------------------------------------------------------------------------------------
*  Includes two open-end investment companies: MassMutual Select Funds and
   MML Series Investment Fund. In accordance with the instructions for Form
   N-1A, for purposes of this section only, MassMutual Select Funds and MML
   Series Investment Fund are included in the "Fund Complex." The Manager does not consider MassMutual Select Funds and MML Series Investment Fund
   to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

The address of Mr. Murphy is Two World Financial  Center,  225 Liberty Street,
11th Floor, New York, New York 10281-1008.  Mr. Murphy serves as a Trustee for an  indefinite  term and as an  officer  for an  annual  term,  or  until  his resignation,  retirement,  death or  removal.  Mr.  Murphy  is an  "Interested
Director"  because  he is  affiliated  with  the  Manager  by  virtue  of  his positions as an officer and director of the Manager,  and as a shareholder  of its parent company.  Mr. Murphy was elected as a Director of the Fund with the understanding  that in the event he ceases to be the chief  executive  officer of the  Manager,  he will resign as a Director of the Fund and the other Board
II Funds (defined below) for which he is a director or trustee.

-------------------------------------------------------------------------------------
                          Interested Director and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                     Years;                                   Range of   Any of the
Position(s) Held     Other Trusteeships/Directorships Held    Shares     Oppenheimer
with Fund,           by Director;                             BeneficiallFunds
Length of Service,   Number of Portfolios in Fund Complex     Owned in   Overseen
Age                  Currently Overseen by Director           the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,      Chairman, Chief Executive Officer and    None       Over
President and        Director (since June 2001) and                      $100,000
Director since 2001  President (since September 2000) of the
Age: 56              Manager; President and Director or
                     Trustee of other Oppenheimer funds;
                     President and Director of OAC and of
                     Oppenheimer Partnership Holdings, Inc.
                     (holding company subsidiary of the
                     Manager) (since July 2001); Director of
                     OppenheimerFunds Distributor, Inc.
                     (subsidiary of the Manager) (since
                     November 2001);  Chairman and Director
                     of Shareholder Services, Inc. and of
                     Shareholder Financial Services, Inc.
                     (transfer agent subsidiaries of the
                     Manager) (since July 2001); President
                     and Director of OppenheimerFunds Legacy
                     Program (charitable trust program
                     established by the Manager) (since July
                     2001); Director of the following
                     investment advisory subsidiaries of the
                     Manager: OFI Institutional Asset
                     Management, Inc., Centennial Asset
                     Management Corporation, Trinity
                     Investment Management Corporation and
                     Tremont Capital Management, Inc. (since
                     November 2001), HarbourView Asset
                     Management Corporation and OFI Private
                     Investments, Inc. (since July 2001);
                     President (since November 2001) and
                     Director (since July 2001) of
                     Oppenheimer Real Asset Management,
                     Inc.; Executive Vice President of
                     Massachusetts Mutual Life Insurance
                     Company (OAC's parent company) (since
                     February 1997); Director of DLB
                     Acquisition Corporation (holding
                     company parent of Babson Capital
                     Management LLC) (since June 1995);
                     Member of the Investment Company
                     Institute's Board of Governors (since
                     October 3, 2003); Chief Operating
                     Officer of the Manager (September
                     2000-June 2001); President and Trustee
                     of MML Series Investment Fund and
                     MassMutual Select Funds (open-end
                     investment companies) (November
                     1999-November 2001); Director of C.M.
                     Life Insurance Company (September
                     1999-August 2000); President, Chief
                     Executive Officer and Director of MML
                     Bay State Life Insurance Company
                     (September 1999-August 2000); Director
                     of Emerald Isle Bancorp and Hibernia
                     Savings Bank (a wholly-owned subsidiary
                     of Emerald Isle Bancorp) (June
                     1989-June 1998). Oversees 77 portfolios
                     as a Trustee or Director and 10
                     additional portfolios as an Officer in
                     the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for
Messrs. Gillespie, Leavy,  Poiesz, Zack and Ms. Bloomberg, Two World
Financial Center, 225 Liberty Street, New York, NY 10281-1008, for Messrs.
Vandehey, Vottiero, Petersen and Wixted and Ms. Ives, 6803 S. Tucson Way,
Centennial, CO 80112-3924.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                    Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Christopher Leavy, Vice  Senior Vice President of the Manager since  September 2000;
President and Portfolio  an  officer  of  8  portfolios   in  the   OppenheimerFunds
Manager since 2000       complex.  Formerly a  portfolio  manager of Morgan  Stanley
Age:  32                 Dean Witter Investment Management (1997 - September 2000).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
David Poiesz,            Senior Vice  President of the Manager  since June 2004;  an
Vice President and       officer of 2 portfolios  in the  OppenheimerFunds  complex;
Portfolio Manager since  formerly  a senior  portfolio  manager  at  Merrill  Lynch.
2004                     (October 2002-May 2004);  founding partner of RiverRock,  a
Age:  47                 hedge  fund  product;  (April  1999-July  2001);  portfolio manager at Jennison Associates (November 1992-March 1999).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,        Senior Vice President and Chief  Compliance  Officer of the
Vice President and       Manager    (since   March   2004);    Vice   President   of
Chief Compliance         OppenheimerFunds   Distributor,   Inc.,   Centennial  Asset
Officer since 2004       Management  Corporation  and  Shareholder  Services,   Inc.
Age:  55                 (since June 1983);  Vice President and Director of Internal
                         Audit of the Manager  (1997-February  2004).  An officer of
                         87 portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,         Senior Vice  President and Treasurer of the Manager  (since
Treasurer since 1999     March 1999); Treasurer of the following:  HarbourView Asset
since 2002 Age:  46      Management  Corporation,  Shareholder  Financial  Services,
                         Inc.,  Shareholder Services,  Inc.,  Oppenheimer Real Asset
                         Management   Corporation,   and   Oppenheimer   Partnership
                         Holdings,    Inc.   (since   March   1999),   OFI   Private
                         Investments,  Inc.  (since  March  2000),  OppenheimerFunds
                         International  Ltd.  and  OppenheimerFunds  plc  (since May
                         2000),  OFI  Institutional  Asset  Management,  Inc. (since
                         November 2000), and OppenheimerFunds  Legacy Program (since
                         June 2003);  Treasurer and Chief  Financial  Officer of OFI
                         Trust  Company  (trust  company  subsidiary of the Manager)
                         (since May 2000);  Assistant  Treasurer  of the  following:
                         OAC  (since  March  1999),   Centennial   Asset  Management
                         Corporation (March 1999-October 2003) and  OppenheimerFunds
                         Legacy Program (April 2000-June 2003);  Principal and Chief
                         Operating  Officer of  Bankers  Trust  Company-Mutual  Fund
                         Services  Division (March  1995-March  1999). An officer of
                         87 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,          Assistant  Vice  President  of the  Manager  (since  August
Assistant Treasurer      2002);  Manager/Financial Product Accounting of the Manager
since 2004               (November  1998-July  2002). An officer of 87 portfolios in
Age: 35                  the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,         Vice President/Fund  Accounting of the Manager (since March
Assistant Treasurer      2002); Vice  President/Corporate  Accounting of the Manager
since 2002               (July 1999-March 2002);  Chief Financial Officer of Sovlink
Age:  42                 Corporation  (April  1996-June  1999).  An  officer  of  87 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,          Executive Vice  President  (since January 2004) and General
Vice President &         Counsel (since March 2002) of the Manager;  General Counsel
Secretary since 2001     and  Director of the  Distributor  (since  December  2001);
Age:  57                 General Counsel of Centennial Asset Management  Corporation
                         (since  December  2001);  Senior Vice President and General
                         Counsel of HarbourView Asset Management  Corporation (since
                         December  2001);  Secretary  and  General  Counsel  of  OAC
                         (since   November   2001);   Assistant   Secretary   (since
                         September  1997)  and  Director  (since  November  2001) of
                         OppenheimerFunds  International  Ltd. and  OppenheimerFunds
                         plc;   Vice   President   and   Director   of   Oppenheimer
                         Partnership Holdings,  Inc. (since December 2002); Director of Oppenheimer Real Asset Management,  Inc. (since November
                         2001); Senior Vice President,  General Counsel and Director
                         of Shareholder  Financial  Services,  Inc. and  Shareholder
                         Services,   Inc.  (since   December   2001);   Senior  Vice
                         President,  General  Counsel  and  Director  of OFI Private
                         Investments,  Inc. and OFI Trust  Company  (since  November
                         2001);  Vice President of  OppenheimerFunds  Legacy Program
                         (since  June  2003);  Senior  Vice  President  and  General
                         Counsel of OFI Institutional Asset Management,  Inc. (since
                         November  2001);   Director  of   OppenheimerFunds   (Asia)
                         Limited (since December  2003);  Senior Vice President (May
                         1985-December   2003),  Acting  General  Counsel  (November
                         2001-February  2002) and  Associate  General  Counsel  (May
                         1981-October 2001) of the Manager;  Assistant  Secretary of
                         the   following:    Shareholder    Services,    Inc.   (May
                         1985-November 2001),  Shareholder Financial Services,  Inc.
                         (November   1989-November   2001),   and   OppenheimerFunds
                         International  Ltd.  (September   1997-November  2001).  An
                         officer of 87 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,        Vice  President  (since  June 1998) and Senior  Counsel and
Assistant Secretary      Assistant  Secretary  (since  October 2003) of the Manager;
since 2001               Vice President (since 1999) and Assistant  Secretary (since
Age:  40                 October 2003) of the  Distributor;  Assistant  Secretary of
                         Centennial  Asset  Management  Corporation  (since  October
                         2003);   Vice   President   and   Assistant   Secretary  of
                         Shareholder   Services,   Inc.   (since  1999);   Assistant
                         Secretary   of   OppenheimerFunds    Legacy   Program   and
                         Shareholder   Financial  Services,   Inc.  (since  December
                         2001);   Assistant   Counsel   of   the   Manager   (August
                         1994-October  2003).  An  officer of 87  portfolios  in the
                         OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,       Vice President and Associate  Counsel of the Manager (since
Assistant Secretary      May 2004);  First Vice President (April  2001-April  2004),
since 2004               Associate  General  Counsel  (December   2000-April  2004),
Age:  37                 Corporate  Vice  President   (May   1999-April   2001)  and
                         Assistant General Counsel (May  1999-December  2000) of UBS
                         Financial    Services    Inc.    (formerly,     PaineWebber
                         Incorporated).   An  officer  of  87   portfolios   in  the
                         OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,    Senior Vice  President  and Deputy  General  Counsel of the
Assistant Secretary      Manager  (since  September  2004);   First  Vice  President
since 2004               (2000-September  2004), Director  (2000-September 2004) and
Age:  41                 Vice  President  (1998-2000)  of Merrill  Lynch  Investment
                         Management.   An   officer   of  87   portfolios   in   the
                         OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|         Remuneration of the Officers and Directors. The officers of the Fund and one Director of the Fund (Mr. Murphy) are affiliated with the
Manager and receive no salary or fee from the Fund.  The remaining Directors of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended December 31, 2004.  The compensation from all of the Board II Funds (including the Fund) represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 2004.

-------------------------------------------------------------------------------
Director Name and Other Fund      Aggregate Compensation  Total Compensation
                                                          From Fund and Fund
Position(s) (as applicable)                               Complex Paid to
                                  from Fund(1)            Directors*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $7,336                $178,000
Chairman of the Board and
Governance Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                            $4,884                $118,500
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                           $4,884                $118,500
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                         $5,605                $136,000
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                             $5,605                $136,000
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                              $4,884                $118,500
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly Hamilton
Review Committee Member and              $4,781(2)            $152,3553,4
Governance Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone
Governance Committee Chairman and        $5,016(2)            $121,726(3)
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.                  $4,884              $167,500(5)
Audit Committee Member and
Governance Committee Member
-------------------------------------------------------------------------------
1.    Aggregate   Compensation   from   Fund   includes   fees  and   deferred
   compensation, if any, for a Director.
2.    Includes  $4,781  deferred for Mrs.  Hamilton and $5,016 for Mr.  Malone under the Deferred Compensation Plan described below.
3.    "Total  Compensation  from Fund and Fund Complex" paid to Mrs.  Hamilton and Mr.  Malone was paid by all of the Board II Funds,  with the  exception of  Oppenheimer  Senior  Floating Rate Fund for which they currently do not serve as Trustees  (total of 37  Oppenheimer  funds at December 31,  2004).
   Mrs.  Hamilton  and Mr.  Malone  elected to defer their  compensation  100%
   under Deferred Compensation Plan.
4.    Includes  $36,354  compensation  (of  which  100% was  deferred  under a deferred  compensation plan) paid to Mrs. Hamilton for serving as a trustee by two open-end  investment  companies  (MassMutual  Premier  Funds and MML
   Series  Investment  Fund) the investment  adviser for which is the indirect parent  company of the  Fund's  Manager.  The  Manager  also  serves as the
   Sub-Advisor to the MassMutual Premier  International  Equity Fund, a series of  MassMutual  Premier  Funds.  Mrs.  Hamilton  retired  as a  Trustee  of
   MassMutual Premier Funds and MML Series Investment Fund in May 2004.
5.    Includes  $49,000  compensation  paid to Mr.  Marshall  for serving as a trustee by two open-end investment companies  (MassMutual Premier Funds and
   MML  Series  Investment  Fund)  the  investment  adviser  for  which is the indirect parent company of the Fund's  Manager.  The Manager also serves as the  Sub-Advisor to the  MassMutual  Premier  International  Equity Fund, a
   series of MassMutual Premier Funds.

   For purposes of this section only, "Fund Complex"  includes the Oppenheimer
   funds,   MassMutual  Premier  Funds  and  MML  Series  Investment  Fund  in
   accordance  with the  instructions  for Form  N-1A.  The  Manager  does not consider  MassMutual  Premier  Funds and MML Series  Investment  Fund to be
   part of the  OppenheimerFunds  "Fund Complex" as that term may be otherwise interpreted.

|X|   Deferred Compensation Plan For Directors.  The Board of Directors has
adopted a Deferred Compensation Plan for Independent Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.  Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director.  The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

      Deferral of Director's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share.  The plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director.  Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

      |X| Major  Shareholders.  As of March 31,  2005,  the only  persons  who owned of record or were  known by the Fund to own  beneficially  5% or more of any class of the Fund's outstanding shares were the following:

      AST Trust Co.  TR,  The Glass  Group  Inc.,  Collective  Bargained  401k
      Savings  Plan,  2390 E.  Camelback  Road,  Suite 240,  Phoenix,  Arizona
      85016-3434 which owned  101,079.595 Class N shares  (representing  6.79%
      of the Class N shares then outstanding);

      Circle Trust Company  Cust.,  Lionel Sawyer & Collins,  Metro Center,  1
      Station Place,  Stamford,  CT 06902-6800 which owned 178,172.849 Class N shares (representing 11.96% of the Class N shares then outstanding);

      MCB Trust Services Cust., FBO Metro Corp.  Retirement Savings,  700 17th
      Street,  Suite 300, Denver,  Colorado  80202-3531 which owned 83,963.023
      Class  N  shares   (representing  5.64%  of  the  Class  N  shares  then
      outstanding);

      AST Trust Co. TR, The Glass  Group  Inc.,  401k PSP,  2390 E.  Camelback
      Road, Suite 240,  Phoenix,  Arizona  85016-3434 which owned  120,020.485
      Class  N  shares   (representing  8.06%  of  the  Class  N  shares  then
      outstanding);

      Massachusetts  Mutual Life Insurance Co., Separate  Investment  Account,
      Attn.: N225, 1295 State Street,  Springfield,  Massachusetts  01111-0001
      which owned  3,893,609.555  Class Y shares  (representing  78.66% of the
      Class Y shares then outstanding);

      IBT & Co. Trust.,  OppenheimerFunds  Capital  Accumulation  Plan, Attn.:
      MML037,   200  Clarendon  Street,   Floor  16,  Boston,   Massachusetts,
      02116-5048 which owned  435,615.283 Class Y shares  (representing  8.80%
      of the Class Y shares then outstanding).

      Massachusetts   Mutual   Life   Insurance   Co.,   1295  State   Street,
      Springfield,  Massachusetts  01111-0001 which owned  525,850.832 Class Y shares (representing 10.62% of the Class Y shares then outstanding);

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company  controlled by Massachusetts  Mutual Life Insurance Company, a
global, diversified insurance and financial services organization.

|X|   Code of Ethics.  The Fund, the Manager and the  Distributor  have a Code of Ethics.  It is designed to detect and prevent improper  personal trading by certain employees,  including portfolio  managers,  that would compete with or take advantage of the Fund's portfolio  transactions.  Covered persons include persons with knowledge of the  investments  and  investment  intentions of the
Fund and other funds  advised by the  Manager.  The Code of Ethics does permit personnel  subject to the Code to invest in securities,  including  securities that  may  be  purchased  or  held  by  the  Fund,  subject  to  a  number  of restrictions  and  controls.  Compliance  with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

|X|   Portfolio  Proxy  Voting.  The Fund has adopted  Portfolio  Proxy Voting
Policies  and  Procedures  under  which the Fund  votes  proxies  relating  to securities  ("portfolio  proxies")  held  by  the  Fund.  The  Fund's  primary consideration  in voting portfolio  proxies is the financial  interests of the
Fund and its shareholders.  The Fund has retained an unaffiliated  third-party as its  agent  to  vote  portfolio  proxies  in  accordance  with  the  Fund's
Portfolio  Proxy Voting  Guidelines and to maintain  records of such portfolio proxy  voting.  The Proxy  Voting  Guidelines  include  provisions  to address conflicts  of  interest  that may arise  between the Fund and OFI where an OFI directly-controlled  affiliate  manages or administers the assets of a pension plan of a company  soliciting  the proxy.  The Fund's  Portfolio  Proxy Voting
Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Fund votes with the  recommendation  of the issuer's  management  on
      routine   matters,   including   election  of  directors   nominated  by
      management and ratification of auditors,  unless circumstances  indicate otherwise.
o     In  general,  the Fund  opposes  anti-takeover  proposals  and  supports elimination of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder  proposals to reduce a super-majority vote requirement,  and opposes  management  proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally  considers executive  compensation  questions such as stock  option  plans and bonus plans to be ordinary  business  activity.
      The Fund analyzes  stock option plans,  paying  particular  attention to their  dilutive  effect.  While the Fund generally  supports  management proposals, the Fund opposes plans it considers to be excessive.

      The Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the
SEC's website at www.sec.gov.

      |X|   The   Investment   Advisory   Agreement.   The  Manager   provides
investment  advisory and  management  services to the Fund under an investment advisory  agreement  between  the Manager  and the Fund.  The Manager  selects securities for the Fund's portfolio and handles its day-to-day  business.  The portfolio  managers  of the  Fund  are  employed  by the  Manager  and are the persons who are principally  responsible for the day-to-day  management of the
Fund's  portfolio.  Other  members of the  Manager's  Equity and  Fixed-Income
Portfolio  Departments provide the portfolio managers with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager,  at its expense, to provide the Fund with adequate  office space,  facilities and  equipment.  It also requires the
Manager to provide and supervise  the  activities  of all  administrative  and clerical personnel required to provide effective  administration for the Fund.
Those  responsibilities  include the  compilation  and  maintenance of records with  respect to its  operations,  the  preparation  and  filing of  specified reports,  and composition of proxy materials and  registration  statements for continuous public sale of shares of the Fund.

      The Fund pays  expenses not  expressly  assumed by the Manager under the advisory agreement.  The advisory agreement lists examples of expenses paid by
the  Fund.  The  major  categories  relate  to  interest,   taxes,   brokerage
commissions,  fees to certain  Trustees,  legal and audit expenses,  custodian and transfer  agent  expenses,  share  issuance  costs,  certain  printing and registration  costs and non-recurring  expenses,  including  litigation costs.
The  management  fees paid by the Fund to the  Manager are  calculated  at the rates  described  in the  Prospectus,  which are  applied to the assets of the
Fund as a whole.  The fees are  allocated  to each class of shares  based upon the relative  proportion of the Fund's net assets  represented  by that class.
The  management  fees paid by the Fund to the  Manager  during  its last three fiscal years were:

-------------------------------------------------------------------------------
 Fiscal Year ended 12/31:     Management Fees Paid to OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2002                                $14,816,495
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2003                                $13,118,248
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2004                                $14,134,220
-------------------------------------------------------------------------------

      The investment  advisory agreement states that in the absence of willful misfeasance,  bad faith,  gross negligence in the performance of its duties or reckless  disregard  of  its  obligations  and  duties  under  the  investment advisory  agreement,  the Manager is not liable for any loss the Fund sustains for any investment,  adoption of any investment policy, or the purchase,  sale or retention of any security.

      The agreement  permits the Manager to act as investment  advisor for any other  person,  firm or  corporation  and to use  the  name  "Oppenheimer"  in connection with other investment  companies for which it may act as investment advisor  or  general  distributor.  If the  Manager  shall  no  longer  act as investment  advisor to the Fund,  the  Manager may  withdraw  the right of the
Fund to use the name "Oppenheimer" as part of its name.

     Portfolio Managers.  The Fund's portfolio is managed by Christopher
     Leavy and David Poiesz (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers"). They are the persons who are responsible for the day-to-day management of the
     Fund's investments.

                Other Accounts Managed.  In addition to managing the
      Fund's investment portfolio, each Portfolio Manager also manages other investment portfolios and accounts on behalf of the Manager or its affiliates.  The following table provides information, as of
      December 31, 2004, regarding the other portfolios managed by each
      Portfolio Manager.  No account has a performance-based advisory fee:

     Portfolio                 Total                   Total           Total
                                                     Assets in
                               Assets in  Other        Other
                      RegistereRegistered Pooled      Pooled            Assets
                      InvestmenInvestment InvestmentInvestment  Other  in Other
                      CompaniesCompanies  Vehicles   Vehicles   AccountAccounts
     Manager          Managed   Managed*   Managed   Managed*   ManagedManaged*
     ----------------------------------------------------------------------------
     ----------------------------------------------------------------------------
                         14     $7,195.1      1         $18.8    None
      Christopher                                                           None
      Leavy
     ----------------------------------------------------------------------------
     ----------------------------------------------------------------------------
                         4      $4,610.7    None                 None
      David Poiesz                                                          None
                                                      None
     -----------------

       *  In millions.

           As indicated above, each of the Portfolio Managers also manage other funds and accounts.  Potentially, at times, those
      responsibilities could conflict with the interests of the Fund.  That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Fund's investment objectives and strategies.  For example, the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund.  Not all funds and accounts advised by the Manager have the same management fee.  If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account.  However, the Manager's compliance procedures and Code of
      Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.  At different times, one or more of the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

      Compensation of the Portfolio Managers.  The Fund's Portfolio Managers
      are employed and compensated by the Manager, not the Fund.  Under the
      Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31,
      2004, each Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent.
      Senior portfolio managers may also be eligible to participate in the
      Manager's deferred compensation plan.

      The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management.  The Lipper benchmark with respect to the Fund is Lipper
      - Large Cap Core Funds.  Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development.  The Portfolio Managers'
      compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio
      Managers.  The compensation structure of the other funds managed by the
      Portfolio Managers is the same as the compensation structure of the
      Fund, described above.

      Ownership of Fund  Shares.  As of December  31,  2004,  the  Portfolio
Managers did not beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment Advisory Agreement.  One of the duties of the  Manager  under the  investment  advisory  agreement  is to arrange the
portfolio   transactions  for  the  Fund.  The  advisory   agreement  contains
provisions  relating to the employment of  broker-dealers to effect the Fund's portfolio  transactions.  The Manager is authorized by the advisory  agreement to employ  broker-dealers,  including  "affiliated"  brokers,  as that term is defined in the Investment  Company Act. The Manager may employ  broker-dealers that the Manager thinks,  in its best judgment based on all relevant  factors, will implement the policy of the Fund to obtain,  at reasonable  expense,  the
"best execution" of the Fund's portfolio transactions.  "Best execution" means prompt and reliable  execution at the most  favorable  price  obtainable.  The
Manager need not seek competitive commission bidding.  However, it is expected to be aware of the  current  rates of eligible  brokers  and to  minimize  the commissions  paid to the extent  consistent with the interests and policies of the Fund as established by its Board of Directors.

      Under the investment advisory agreement,  in choosing brokers to execute portfolio  transactions  for the Fund,  the Manager may select  brokers (other than affiliates) that provide  brokerage and/or research  services to the Fund and/or the other  accounts  over  which the  Manager  or its  affiliates  have investment  discretion.  The  commissions  paid to those brokers may be higher than another  qualified broker would charge, if the Manager makes a good faith determination  that the  commission is fair and  reasonable in relation to the services provided.

      Rule 12b-1  under the  Investment  Company Act  prohibits  any fund from compensating  a broker or dealer for promoting or selling the fund's shares by
(1)  directing  to  that  broker  or  dealer  any  of  the  fund's   portfolio
transactions,  or (2)  directing  any  other  remuneration  to that  broker or dealer,  such as  commissions,  mark-ups,  mark  downs or other  fees from the fund's portfolio transactions,  that were effected by another broker or dealer
(these  latter  arrangements  are  considered  to  be  a  type  of  "step-out"
transaction).  In other words,  a fund and its  investment  adviser cannot use the fund's brokerage for the purpose of rewarding  broker-dealers  for selling the fund's shares.

      However,  the  Rule  permits  funds  to  effect  brokerage  transactions through  firms that also sell fund shares,  provided  that certain  procedures are  adopted to prevent a quid pro quo with  respect  to  portfolio  brokerage allocations.  As  permitted  by the Rule,  the Manager has adopted  procedures
(and the Fund's Board of Directors has approved those  procedures) that permit the Fund to direct  portfolio  securities  transactions  to brokers or dealers that also promote or sell shares of the Fund,  subject to the "best execution"
considerations  discussed above. Those procedures are designed to prevent: (1)
the Manager's  personnel  who effect the Fund's  portfolio  transactions  from taking  into  account a broker's or  dealer's  promotion  or sales of the Fund shares when allocating the Fund's  portfolio  transactions,  and (2) the Fund,
the  Manager  and  the   Distributor   from   entering   into   agreements  or
understandings  under which the  Manager  directs or is expected to direct the
Fund's brokerage directly, or through a "step-out" arrangement,  to any broker or dealer in consideration  of that broker's or dealer's  promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

Brokerage  Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the  provisions of the investment  advisory  agreement and the  procedures  and  rules  described  above.  Generally,  the  Manager's portfolio  traders  allocate  brokerage  based upon  recommendations  from the
Manager's  portfolio  managers.  In certain instances,  portfolio managers may directly  place trades and allocate  brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions  in  securities  other than those for which an  exchange is the primary  market are generally done with  principals or market  makers.  In transactions  on  foreign  exchanges,  the Fund may be  required  to pay fixed brokerage  commissions  and therefore would not have the benefit of negotiated
commissions  available  in  U.S.  markets.   Brokerage  commissions  are  paid
primarily for  transactions in listed  securities or for certain  fixed-income agency transactions in the secondary market. Otherwise,  brokerage commissions are paid only if it appears  likely that a better  price or  execution  can be obtained by doing so. In an option  transaction,  the Fund ordinarily uses the same broker for the purchase or sale of the option and any  transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment  policies  similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund,  which  could  affect the supply and price of the securities.  If two or more funds advised by the Manager purchase the same  security  on the same day  from the same  dealer,  the  transactions under  those  combined  orders  are  averaged  as to price  and  allocated  in accordance with the purchase or sale orders actually placed for each account.

      In an option  transaction,  the Fund ordinarily uses the same broker for the purchase or sale of the option and any  transaction  in the  securities to which  the  option  relates.  When  possible,  the  Manager  tries to  combine concurrent  orders to purchase  or sell the same  security by more than one of the accounts managed by the Manager or its affiliates.  The transactions under those  combined  orders are averaged as to price and  allocated in  accordance with the purchase or sale orders actually placed for each account.

      The  investment  advisory  agreement  permits  the  Manager to  allocate
brokerage  for  research  services.   The  research  services  provided  by  a
particular  broker may be useful only to one or more of the advisory  accounts of the Manager and its affiliates.  The investment  research  received for the commissions  of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment  research may be supplied to the Manager by a third party at the instance of a broker  through which trades are placed.

      Investment   research  services  include  information  and  analysis  on particular  companies and industries as well as market or economic  trends and portfolio strategy,  market quotations for portfolio evaluations,  information systems,  computer  hardware and similar products and services.  If a research service  also  assists  the  Manager  in  a  non-research  capacity  (such  as bookkeeping or other  administrative  functions),  then only the percentage or
component   that  provides   assistance  to  the  Manager  in  the  investment
decision-making process may be paid in commission dollars.

      The Board of Directors permits the Manager to use stated  commissions on secondary  fixed-income  agency  trades  to  obtain  research  if  the  broker represents to the Manager that:  (i) the trade is not from or for the broker's own  inventory,  (ii) the trade was  executed by the broker on an agency basis at the  stated  commission,  and (iii) the trade is not a  riskless  principal transaction.  The Board of Directors permits the Manager to use commissions on fixed-price  offerings to obtain research,  in the same manner as is permitted for agency transactions.

      The  research  services  provided  by  brokers  broaden  the  scope  and supplements  the research  activities of the Manager.  That research  provides additional views and comparisons for  consideration,  and helps the Manager to obtain market  information  for the  valuation of  securities  that are either held in the  Fund's  portfolio  or are  being  considered  for  purchase.  The
Manager  provides  information  to the  Board  about the  commissions  paid to brokers furnishing such services,  together with the Manager's  representation that the amount of such  commissions  was  reasonably  related to the value or benefit of such services.

-------------------------------------------------------------------------------
 Fiscal Year Ended 12/31:    Total Brokerage Commissions Paid by the Fund(1)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2002                                $9,768,938
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2003                                $8,797,559
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2004                               $6,246,484(2)
-------------------------------------------------------------------------------
1.    Amounts do not include spreads or concessions on principal  transactions on a net trade basis.
2.    During  the  fiscal  year ended  12/31/04,  the  amount of  transactions directed to brokers for research  services was  $557,513,089 and the amount of the commissions paid to broker-dealers for those services was $724,036.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal  underwriter in the continuous public offering of the Fund's classes of shares.  The Distributor  bears the expenses normally  attributable  to  sales,  including  advertising  and  the  cost  of printing  and mailing  prospectuses,  other than those  furnished  to existing shareholders.  The  Distributor is not obligated to sell a specific  number of shares.

      The  sales  charges  and  concessions  paid  to,  or  retained  by,  the
Distributor from the sale of shares and the contingent  deferred sales charges retained by the  Distributor  on the  redemption  of shares  during the Fund's three most recent fiscal years are shown in the tables below.

---------------------------------------
Fiscal      Aggregate      Class A
            Front-End     Front-End
              Sales     Sales Charges
Year       Charges on    Retained by
Ended        Class A    Distributor(1)
 12/31:      Shares
---------------------------------------
---------------------------------------
  2002     $1,494,098      $506,476
---------------------------------------
---------------------------------------
  2003     $1,305,031      $427,755
---------------------------------------
---------------------------------------
  2004     $1,271,651      $435,814
---------------------------------------
1.    Included amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

-----------------------------------------------------------------
Fiscal     Concessions   Concessions   Concessions  Concessions
           on Class A    on Class B    on Class C    on Class N
Year         Shares        Shares        Shares        Shares
Ended      Advanced by   Advanced by   Advanced by  Advanced by
 12/31:   Distributor(1)Distributor(1)Distributor(1)Distributor(1)
-----------------------------------------------------------------
-----------------------------------------------------------------
  2002       $55,432     $1,288,477      $94,616      $35,836
-----------------------------------------------------------------
-----------------------------------------------------------------
  2003       $50,866      $954,019       $86,626      $74,766
-----------------------------------------------------------------
-----------------------------------------------------------------
  2004       $52,423      $779,906       $74,504      $31,680
-----------------------------------------------------------------
1.    The  Distributor  advances  concession  payments  to dealers for certain sales of  Class A shares  and for  sales  of Class B,  Class C and  Class N shares from its own resources at the time of sale.

-----------------------------------------------------------------------------
Fiscal        Class A          Class B          Class C          Class N
             Contingent       Contingent       Contingent      Contingent
Year       Deferred Sales   Deferred Sales   Deferred Sales  Deferred Sales
Ended         Charges          Charges          Charges          Charges
12/31       Retained by      Retained by      Retained by      Retained by
            Distributor      Distributor      Distributor      Distributor
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2002        $15,967         $1,359,169         $9,892          $2,890
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2003         $9,692          $747,803          $7,395          $21,009
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2004         $5,919          $595,433          $8,397          $13,388
-----------------------------------------------------------------------------

Distribution  and  Service  Plans.  The Fund has  adopted a  Service  Plan for
Class A shares and  Distribution  and  Service  Plans for Class B, Class C and
Class N shares under Rule 12b-1 of the  Investment  Company  Act.  Under those plans  the  Fund  pays  the  Distributor  for all or a  portion  of its  costs incurred in connection with the  distribution  and/or  servicing of the shares of the  particular  class.  Each plan has been approved by a vote of the Board
of Directors, including a majority of the Independent Directors(1),   cast  in
person at a meeting called for the purpose of voting on that plan.

      Under the Plans,  the Manager and the  Distributor  may make payments to affiliates.  In their  sole  discretion,  they may also from time to time make substantial  payments from their own resources,  which include the profits the
Manager  derives  from  the  advisory  fees it  receives  from  the  Fund,  to compensate brokers,  dealers,  financial institutions and other intermediaries for providing distribution  assistance and/or administrative  services or that otherwise  promote sales of the Fund's shares.  These payments,  some of which may be referred to as "revenue  sharing,"  may relate to the Fund's  inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless a plan is terminated as described  below,  the plan  continues in effect  from year to year but only if the Fund's  Board of  Directors  and its
Independent  Directors  specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting  called for the purpose of voting on continuing  the plan. A plan may be terminated at any time by the vote of a majority of the Independent  Directors or by the vote of the holders of a "majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

      The Board of Directors and the  Independent  Directors  must approve all material  amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be  approved by  shareholders  of the class  affected  by  the  amendment.  Because  Class  B  shares  of  the  Fund automatically  convert into Class A shares 72 months after purchase,  the Fund must  obtain  the  approval  of both  Class A and Class B  shareholders  for a proposed  material  amendment  to the  Class  A  plan  that  would  materially increase  payments under the plan.  That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect,  the  Treasurer of the Fund shall provide separate  written  reports  on the  plans to the Board of  Directors  at least quarterly for its review.  The reports shall detail the amount of all payments made under a plan and the  purpose  for which the  payments  were made.  Those reports are subject to the review and approval of the Independent Directors.

      Each  plan  states  that  while  it  is in  effect,  the  selection  and nomination of those Directors of the Fund who are not "interested  persons" of the Fund is committed to the  discretion of the  Independent  Directors.  This does not prevent the  involvement  of others in the selection  and  nomination process  as long as the  final  decision  as to  selection  or  nomination  is approved by a majority of the Independent Directors.

      Under the plans for a class,  no payment  will be made to any  recipient in any  quarter in which the  aggregate  net asset value of all Fund shares of that class held by the recipient for itself and its customers  does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the Independent Directors.

|X|   Class A  Service  Plan  Fees.  Under  the  Class  A  service  plan,  the
Distributor  currently uses the fees it receives from the Fund to pay brokers,
dealers  and  other   financial   institutions   (they  are   referred  to  as
"recipients")  for personal  services and account  maintenance  services  they provide for their  customers  who hold Class A shares.  The services  include, among  others,  answering  customer  inquiries  about the Fund,  assisting  in
establishing  and  maintaining   accounts  in  the  Fund,  making  the  Fund's
investment  plans available and providing other services at the request of the
Fund or the Distributor.  The Class A service plan permits  reimbursements  to the  Distributor  at a rate of up to 0.25% of  average  annual  net  assets of
Class A  shares.  The Board has set the rate at that  level.  The  Distributor does not receive or retain the  service fee on Class A shares in accounts  for which the Distributor has been listed as the  broker-dealer  of record.  While the plan  permits  the  Board to  authorize  payments  to the  Distributor  to reimburse  itself for services  under the plan, the Board has not yet done so, except  in the case of the  special  arrangement  described  below,  regarding
grandfathered   retirement   accounts.   The  Distributor  makes  payments  to
recipients  periodically  at an annual rate not to exceed 0.25% of the average annual net assets  consisting  of Class A shares  held in the  accounts of the recipients or their customers.

      With  respect to  purchases  of Class A shares  subject to a  contingent deferred sales charge by certain  retirement  plans that purchased such shares prior to March 1, 2001 ("grandfathered  retirement accounts"), the Distributor currently  intends to pay the  service  fee to  recipients  in advance for the first year after the  shares are  purchased.  During the first year the shares are sold, the Distributor  retains the service fee to reimburse itself for the
costs  of   distributing   the  shares.   After  the  first  year  shares  are
outstanding,   the  Distributor  makes  service  fee  payments  to  recipients periodically  on those shares.  The advance  payment is based on the net asset value of shares  sold.  Shares  purchased  by  exchange do not qualify for the advance  service fee payment.  If Class A shares  purchased  by  grandfathered retirement  accounts are redeemed  during the first year after their purchase, the  recipient  of the service fees on those shares will be obligated to repay the  Distributor a pro rata portion of the advance  payment of the service fee made on those shares.

      For the fiscal year ended  December 31, 2004 payments  under the Class A plan totaled  $4,637,782,  of which  $86,479 was  retained by the  Distributor under the arrangement  described  above,  regarding  grandfathered  retirement accounts,  and included  $322,805  paid to an  affiliate of the  Distributor's parent company. Any unreimbursed  expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent  years.
The  Distributor  may not use payments  received under the Class A plan to pay any of its interest expenses,  carrying charges,  or other financial costs, or allocation of overhead.

|X|   Class B, Class C and Class N Distribution  and Service Plan Fees.  Under
each plan,  distribution  and service  fees are computed on the average of the net asset value of shares in the respective class,  determined as of the close of each  regular  business day during the period.  Each plan  provides for the
Distributor  to be  compensated  at a flat  rate,  whether  the  Distributor's distribution  expenses  are  more or less  than the  amounts  paid by the Fund under the plan  during  the  period  for  which the fee is paid.  The types of services that  recipients  provide are similar to the services  provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the  asset-based  sales charges  and  the  service  fees or to pay  recipients  the  service  fee on a
periodic  basis,   without  payment  in  advance.   However,  the  Distributor
currently  intends to pay the  service  fee to  recipients  in advance for the first year after Class B, Class C and Class N shares are purchased.  After the first year Class B, Class C or Class N shares  are  outstanding,  after  their purchase,  the  Distributor  makes  service fee  payments  quarterly  on those shares.  The advance  payment is based on the net asset value of shares  sold.
Shares  purchased  by exchange  do not  qualify  for the  advance  service fee payment.  If Class B, Class C or Class N shares are redeemed  during the first year after their  purchase,  the recipient of the service fees on those shares will be obligated to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those  shares.  Class B, Class C or Class N shares may not be  purchased  by an  investor  directly  from the  Distributor without the investor  designating  another  registered  broker-dealer.  If the investor  no  longer  has  another  broker-dealer  of record  for an  existing account,  the Distributor is automatically  designated as the broker-dealer of record,  but  solely  for the  purpose  of acting as the  investor's  agent to purchase the shares.  In those cases, the Distributor  retains the asset-based sales charge paid on Class B, Class C and Class N shares,  but does not retain any service fees as to the assets represented by that account.

      The  asset-based  sales  charge and service  fees  increase  Class B and
Class C expenses by 1.00% and the  asset-based  sales  charge and service fees increase  Class  N  expenses  by  0.50%  of the  net  assets  per  year of the respective classes.

      The  Distributor  retains the  asset-based  sales  charge on Class B and
Class N shares. The Distributor  retains the asset-based sales charge on Class
C shares  during  the  first  year the  shares  are  outstanding.  It pays the asset-based sales charge as an ongoing  concession to the recipient on Class C shares  outstanding  for a year or more.  If a dealer has a special  agreement with the  Distributor,  the Distributor will pay the Class B, Class C or Class
N service fee and the  asset-based  sales  charge to the dealer  quarterly  in lieu of paying the sales  concession and service fee in advance at the time of purchase.

      The  asset-based  sales  charge  on Class B,  Class C and Class N shares allow  investors to buy shares without a front-end sales charge while allowing the  Distributor to compensate  dealers that sell those shares.  The Fund pays the asset-based  sales charge to the Distributor for its services  rendered in distributing  Class B, Class C and Class N shares.  The  payments  are made to the Distributor in recognition that the Distributor:

o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and Class
         N shares,
o     bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B,
         Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      The Distributor's  actual expenses in selling Class B, Class C and Class
N shares  may be more  than  the  payments  it  receives  from the  contingent deferred  sales charges  collected on redeemed  shares and from the Fund under the plans.  If either the Class B,  Class C or Class N plan is  terminated  by the Fund,  the Board of Directors  may allow the Fund to continue  payments of the  asset-based  sales  charge to the  Distributor  for  distributing  shares before the plan was terminated.

---------------------------------------------------------------------------------
     Distribution Fees Paid to the Distributor for the Year Ended 12/31/04
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class:            Total          Amount        Distributor's     Distributor's
                                                                  Unreimbursed
                                                 Aggregate       Expenses as %
                 Payments     Retained by      Unreimbursed      of Net Assets
                Under Plan    Distributor   Expenses Under Plan     of Class
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Plan    $2,834,056   $2,187,640(1)          $0                 0%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Plan     $745,365      $95,279(2)       $1,866,520           2.41%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N Plan     $72,363       $44,650(3)        $264,409            1.72%
---------------------------------------------------------------------------------
1.    Includes  $57,271  paid  to an  affiliate  of the  Distributor's  parent company.
2.    Includes  $33,565  paid  to an  affiliate  of the  Distributor's  parent company.
3.    Includes  $1,541  paid  to an  affiliate  of  the  Distributor's  parent company.

      All  payments  under the Class B, Class C and Class N plans are  subject to the  limitations  imposed by the  Conduct  Rules of the NASD on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this Statement of Additional Information (the
"SAI"). They may also receive reallowance of commissions from the
Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the
Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o     Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o     depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries as sales
              commissions (see "About Your Account" in the Prospectus);
o     ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment
              Company Act, which are paid from the Fund's assets and
              allocated to the class of shares to which the plan relates (see
              "About the Fund -- Distribution and Service Plans" above);
o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other
              administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or
              Distributor for expenses they incur on behalf of the Fund.

o     Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o     These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs,
              transaction processing or other services;
o     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any
              self-regulatory agency, such as the NASD. Payments are made based on the guidelines established by the Manager and
              Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other
Oppenheimer funds, or to support the marketing or promotional efforts of the
Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for the
         Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2004, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

Advest Inc.                             Aegon
A.G. Edwards & Sons, Inc                AIG Network
Allianz Life Insurance Company          Allstate Life Insurance Company
Ameritas Life Insurance Corporation     American Centurian Life Insurance
American Enterprise Life Insurance      American Express Financial Advisors
                                        Inc.
American Portfolios                     Annuity Investors Life
AXA Advisors                            Banc One Securities Corporation
Bank of New York                        Cadaret Grant & Co. Inc.
Charter One Securities Inc.             Chase Investment Services
Citigroup Financial Network             CitiStreet
Citizens Bank of Rhode Island           CJM Planning Corp.
Columbus Life Insurance Company         Commonwealth Financial Network
CUNA Brokerage Services Inc.            CUSO Financial Services, L.P.
Federal Kemper                          First Allied Securities Inc
First Global Capital                    GE Financial Assurance
GlenBrook Life and Annuity Co.          Great West Life & Annuity Co., Inc.
HD Vest                                 Hewitt Associates
HSBC Brokerage (USA) Inc.               ING Network
Jefferson Pilot Securities Corporation  John Hancock Variable Life Insurance
                                        Company
Kemper Life Assurance Company           Legend Equities Corporation
Legg Mason Wood Walker, Incorporated    Lincoln National Life Insurance
                                        Company
Lincoln Financial Advisors Corporation  Lincoln Investment Planning
Linsco/Private Ledger Corp.             MassMutual Financial Group and
                                        affiliates
McDonald Investments, Inc.              Merrill Lynch & Co., Inc. and
                                        affiliates
Metlife and affiliates                  Minnesota Life Insurance Company
Morgan Stanley DW Inc.                  NPH Network
Nationwide and affiliates               New York Life Securities, LLC
PacLife Network                         Park Avenue Securities LLC
Planmember Securities Corporation       Prime Capital Services, Inc.
Princor Financial Services Corporation  Protective Life Insurance Co.
Provident Mutual Insurance Company      Prudential Investment Management
                                        Services LLC
Raymond James Financial Services, Inc.  Raymond James & Associates, Inc.
RBC Dain Rauscher Inc.                  Securities America, Inc.
Security Benefit Life Insurance Company Signator Investments
Sun Life Insurance Company              Suntrust Investment Services, Inc.
Tower Square Securities, Inc            Travelers Life & Annuity Co., Inc.
UBS Financial Services Inc.             Union Central Life Insurance Company
Wachovia Securities LLC                 Wells Fargo Investments, LLC

      For the year ended December 31, 2004, the following firms, which in some cases are broker-dealers, received payments from the Manager or
Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

  ABN AMRO                                ADP
  Alliance Benefit Group                  AMVESCAP Retirement Plans
  American Stock & Transfer               Baden Retirement
  BCG                                     Benefit Administration Co., LLC
  Benefit Administration, Inc.            Benefit Plans Administrative Services
  Benetech, Inc.                          BISYS Retirement Services
  Boston Financial Data Services          Ceridian
  Circle Trust Company                    Citigroup
  CitiStreet                              CPI
  Daily Access.Com, Inc.                  Digital Retirement Solutions
  Dyatech                                 ERISA Administrative Services, Inc.
  ExpertPlan.com                          FAScore
  FBD Consulting                          Federated Investors
  Fidelity Institutional                  First National Bank of Omaha
  First Trust Corp.                       Franklin Templeton
  Geller Group                            Gold K
  Great West Financial Services           Hartford Life Insurance Co.
  Equities, Inc.
  ICMA - RC Services                      In West Pension Mgmt
  Independent Plan Coordinators           Ingham Group
  Interactive Retirement Systems, Ltd.    Invesmart, Inc.
  Kaufman & Goble                         Leggette & Co., Inc.
  Manulife                                MassMutual Financial Group and
                                          affiliates
  Matrix Settlement & Clearance Services  Mellon HR Solutions
  Merrill Lynch & Co., Inc.               Metavante
  Metlife Securities Inc.                 MFS Investment Management
  Mid Atlantic Capital Corp.              Milliman USA
  Morgan Stanley DW Inc.                  National City Bank
  National Financial Services Corp.       National Investors Services Corp.
  Nationwide Investment Service Corp.     New York Life Investment Management,
                                          Inc.
  Northwest Plan Services                 Pension Administration and Consulting
  PFPC, Inc.                              PSMI Group
  Putnam Fiduciary Trust Company          Quads Trust Company
  RSM McGladrey                           SAFECO
  Charles Schwab & Co., Inc.              Security Trust Company
  Sentinel / National Life                Standard Insurance Co
  Stanley, Hunt, Dupree & Rhine           State Street Bank & Trust Company
  Suntrust Investment Services, Inc.      Swerdlin & Co.
  T. Rowe Price Brokerage Services, L.P.  Taylor, Perky & Parker, LLC
  The 401k Company                        The Investment Center, Inc.
  Trusource                               Union Bank and Trust Co.
  USI Consulting Group                    Vanguard Group
  Web401K.com                             Wilmington Trust Company

Performance of the Fund

Explanation  of Performance  Terminology.  The Fund uses a variety of terms to illustrate its investment  performance.  Those terms include "cumulative total return,"  "average  annual total return,"  "average annual total return at net asset  value" and "total  return at net asset  value." An  explanation  of how total  returns are  calculated  is set forth below.  The charts below show the
Fund's  performance  as of the Fund's  most recent  fiscal  year end.  You can obtain current  performance  information by calling the Fund's  Transfer Agent at  1.800.225.5677  or by visiting the  OppenheimerFunds  Internet  website at
www.oppenheimerfunds.com.

      The Fund's  illustrations of its performance data in advertisements must comply with rules of the SEC.  Those rules  describe the types of  performance data  that  may be  used  and  how it is to be  calculated.  In  general,  any advertisement  by the Fund of its  performance  data must  include the average annual total returns for the advertised class of shares of the Fund.

      Use of  standardized  performance  calculations  enables an  investor to compare the Fund's  performance to the performance of other funds for the same periods.  However,  a number of factors should be considered  before using the
Fund's   performance   information  as  a  basis  for  comparison  with  other
investments:

o     Total returns measure the  performance of a hypothetical  account in the
         Fund over  various  periods and do not show the  performance  of each shareholder's  account. Your account's performance will vary from the model  performance  data if your  dividends  are received in cash, or you buy or sell shares  during the period,  or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's  performance  returns do not  reflect  the effect of taxes on dividends and capital gains distributions.
o     An  investment  in the  Fund is not  insured  by the  FDIC or any  other government agency.
o     The  principal  value of the Fund's  shares,  and total  returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's  shares are redeemed,  they may be worth more or less than their original cost.
o     Total   returns   for  any  given  past  period   represent   historical
         performance information and are not, and should not be considered,  a prediction of future returns.

      The  performance  of each class of shares is shown  separately,  because the  performance  of each class of shares will usually be  different.  That is because  of the  different  kinds of  expenses  each  class  bears.  The total returns  of  each  class  of  shares  of  the  Fund  are  affected  by  market conditions,  the  quality of the Fund's  investments,  the  maturity  of those investments,  the  types of  investments  the Fund  holds,  and its  operating expenses that are allocated to the particular class.

      |X|   Total  Return  Information.  There are  different  types of "total returns"  to measure  the Fund's  performance.  Total  return is the change in value of a hypothetical  investment in the Fund over a given period,  assuming
that  all  dividends  and  capital  gains   distributions  are  reinvested  in
additional  shares  and  that the  investment  is  redeemed  at the end of the period.  Because of  differences  in  expenses  for each class of shares,  the total returns for each class are separately  measured.  The  cumulative  total return  measures the change in value over the entire period (for example,  ten years).  An average  annual  total return shows the average rate of return for each year in a period that would produce the cumulative  total return over the entire  period.  However,  average  annual  total  returns do not show  actual year-by-year  performance.  The Fund uses  standardized  calculations  for its total returns as prescribed by the SEC. The methodology is discussed below.

      In  calculating  total returns for Class A shares,  the current  maximum sales  charge of 5.75% (as a  percentage  of the  offering  price) is deducted from the initial  investment  ("P" in the formula below) (unless the return is shown without sales charge, as described below).  For Class B shares,  payment of the applicable  contingent  deferred sales charge is applied,  depending on the period for which the return is shown:  5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years,  2.0% in the fifth year, 1.0%
in the  sixth  year  and  none  thereafter.  For  Class  C  shares,  the  1.0%
contingent  deferred  sales  charge is deducted  for returns for the  one-year period.  For Class N shares,  the 1.0%  contingent  deferred  sales  charge is deducted  for  returns  for the  one-year  period,  and total  returns for the periods prior to 03/01/01 (the  inception date for Class N shares) is based on the Fund's  Class A returns,  adjusted  to  reflect  the higher  Class N 12b-1 fees. There is no sales charge on Class Y shares.

o     Average Annual Total Return.  The "average  annual total return" of each class is an  average  annual  compounded  rate of  return  for each  year in a specified  number of years.  It is the rate of return  based on the  change in value of a  hypothetical  initial  investment  of $1,000  ("P" in the  formula below)  held for a number of years ("n" in the  formula)  to achieve an Ending
Redeemable Value ("ERV" in the formula) of that  investment,  according to the following formula:

          - 1  = Average Annual Total
ERV   l/n      Return
  P

o     Average  Annual  Total  Return  (After  Taxes  on  Distributions).   The
"average  annual  total  return  (after  taxes on  distributions)"  of Class A shares is an  average  annual  compounded  rate of  return  for each year in a specified  number of years,  adjusted  to show the  effect  of  federal  taxes
(calculated using the highest individual  marginal federal income tax rates in effect on any reinvestment  date) on any distributions made by the Fund during the  specified  period.  It is the rate of return based on the change in value of a  hypothetical  initial  investment  of $1,000 ("P" in the formula  below)
held for a number of years ("n" in the  formula)  to  achieve an ending  value
("ATVD" in the  formula) of that  investment,  after  taking into  account the effect  of  taxes on Fund  distributions,  but not on the  redemption  of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
  P

o     Average   Annual  Total  Return  (After  Taxes  on   Distributions   and
Redemptions).  The "average annual total return (after taxes on  distributions and  redemptions)"  of Class A shares is an average annual  compounded rate of return  for each year in a  specified  number of years,  adjusted  to show the effect of federal  taxes  (calculated  using the highest  individual  marginal federal  income  tax  rates  in  effect  on  any  reinvestment  date)  on  any distributions  made by the Fund during the specified  period and the effect of capital gains taxes or capital loss tax benefits  (each  calculated  using the highest federal  individual capital gains tax rate in effect on the redemption date)  resulting  from the  redemption of the shares at the end of the period.
It is the rate of  return  based  on the  change  in  value of a  hypothetical initial  investment of $1,000 ("P" in the formula  below) held for a number of years  ("n" in the  formula)  to  achieve  an  ending  value  ("ATVDR"  in the formula) of that investment,  after taking into account the effect of taxes on
Fund  distributions  and on the  redemption  of Fund shares,  according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
l/n              and Redemptions)
  P

o     Cumulative  Total Return.  The  "cumulative  total  return"  calculation measures the change in value of a  hypothetical  investment  of $1,000 over an entire  period of years.  Its  calculation  uses some of the same  factors  as average annual total return,  but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P    = Total Return
-----------
P

o     Total  Returns at Net Asset  Value.  From time to time the Fund may also quote a  cumulative  or an average  annual  total  return "at net asset value"
(without  deducting  sales  charges)  for Class A, Class B, Class C or Class N shares.  There is no sales  charge  on  Class Y  shares.  Each is based on the difference  in net asset value per share at the  beginning  and the end of the period  for a  hypothetical  investment  in  that  class  of  shares  (without considering  front-end or contingent  deferred  sales  charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 12/31/04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class of  Cumulative Total             Average Annual Total Returns
             Returns (10
          years or Life of
Shares         Class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 1-Year            5-Year          10-Year
                                                    (or              (or
                                               life-of-class)   life-of-class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After    Without  After    Without  After   Without  After    Without
          Sales    Sales    Sales    Sales    Sales   Sales    Sales    Sales
           Charge   Charge   Charge   Charge  Charge   Charge   Charge  Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class     160.54%  176.44%  4.36%    10.73%   -1.75%  -0.58%   10.05%   10.70%
A(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class     163.42%  163.42%  4.70%    9.70%    -1.76%  -1.41%   10.17%   10.17%
B(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C   114.04%  114.04%  8.70%    9.70%    -1.43%  -1.43%   8.49%(3) 8.49%(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N   5.03%    5.03%    9.19%    10.19%   1.29%(4)1.29%(4) N/A      N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class     179.77%  179.77%  10.87%   10.87%   -0.46%  -0.46%   10.84%   10.84%
Y(5)
--------------------------------------------------------------------------------
1. Inception of Class A:      10/2/47.
2. Inception of Class B:      5/3/93.
3. Inception of Class C:      8/29/95.
4. Inception of Class N:      3/1/01.
5. Inception of Class Y:      6/1/94.

--------------------------------------------------------------------------
 Average Annual Total Returns for Class A Shares(1) (After Sales Charge)
                     For the Periods Ended 12/31/04
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                                 1-Year         5-Year
                                                              10-Year
--------------------------------------------------------------------------
--------------------------------------------------------------------------
After Taxes on Distributions     2.65%          -2.46%         8.07%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
After Taxes on                   4.40%          -1.69%         7.84%
Distributions and
Redemption of Fund Shares
--------------------------------------------------------------------------
   1. Inception date of Class A: 10/2/47.

Other Performance  Comparisons.  The Fund compares its performance annually to that of an  appropriate  broadly-based  market  index in its Annual  Report to shareholders.  You can obtain that  information  by  contacting  the  Transfer
Agent  at the  addresses  or  telephone  numbers  shown  on the  cover of this
Statement  of   Additional   Information.   The  Fund  may  also  compare  its
performance to that of other  investments,  including  other mutual funds,  or use rankings of its performance by independent  ranking entities.  Examples of these performance comparisons are set forth below.

      |X|   Lipper  Rankings.  From  time to time  the Fund  may  publish  the ranking  of  the  performance  of  its  classes  of  shares  by  Lipper,  Inc.
("Lipper").  Lipper is a widely-recognized  independent mutual fund monitoring service.  Lipper monitors the performance of regulated  investment  companies, including  the Fund,  and ranks  their  performance  for  various  periods  in categories based on investment  styles.  The Lipper  performance  rankings are based  on  total  returns  that  include  the  reinvestment  of  capital  gain distributions  and income  dividends  but do not take  sales  charges or taxes
into  consideration.   Lipper  also  publishes  "peer-group"  indices  of  the
performance  of all mutual  funds in a category  that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar  Ratings.  From time to time the Fund may  publish  the star rating of the  performance of its classes of shares by  Morningstar,  Inc., an independent mutual fund monitoring service.  Morningstar rates mutual funds in their specialized market sector. The Fund is rated among large blend funds.

      Morningstar  proprietary star ratings reflect  historical  risk-adjusted total  investment  return.  For each fund with at least a three-year  history,
Morningstar   calculates  a   Morningstar   Rating(TM)based  on  a  Morningstar
Risk-Adjusted  Return  measure that accounts for variation in a fund's monthly performance  (including  the effects of sales charges,  loads,  and redemption fees),  placing more emphasis on downward variations and rewarding  consistent performance.  The top 10% of funds in each category  receive 5 stars, the next
22.5% receive 4 stars,  the next 35% receive 3 stars, the next 22.5% receive 2 stars,  and the bottom 10%  receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated  separately,  which may cause slight variations in the distribution  percentages.)  The Overall  Morningstar
Rating  for a fund is  derived  from a  weighted  average  of the  performance
figures  associated  with  its  three-,   five-and  ten-year  (if  applicable)
Morningstar Rating metrics.

      |X|   Performance   Rankings  and  Comparisons  by  Other  Entities  and
Publications.  From time to time the Fund may  include  in its  advertisements
and  sales  literature  performance   information  about  the  Fund  cited  in
newspapers and other  periodicals  such as The New York Times, The Wall Street
Journal,  Barron's,  or similar  publications.  That  information  may include performance  quotations from other sources,  including Lipper and Morningstar.
The   performance  of  the  Fund's  classes  of  shares  may  be  compared  in
publications   to  the   performance   of  various  market  indices  or  other
investments,  and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors  may also wish to compare  the  returns  on the  Fund's  share classes to the return on  fixed-income  investments  available  from banks and
thrift  institutions.   Those  include   certificates  of  deposit,   ordinary
interest-paying  checking  and savings  accounts,  and other forms of fixed or variable time deposits,  and various other instruments such as Treasury bills.
However,  the Fund's  returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate  daily,  while bank depository obligations  may be insured by the FDIC and may provide fixed rates of return.
Repayment  of  principal  and payment of interest  on Treasury  securities  is backed by the full faith and credit of the U.S. government.

      From time to time,  the Fund may  publish  rankings  or  ratings  of the
Manager or Transfer Agent,  and of the investor  services  provided by them to shareholders of the Oppenheimer funds, other than performance  rankings of the
Oppenheimer  funds  themselves.  Those ratings or rankings of shareholder  and investor  services by third parties may include  comparisons of their services to those  provided  by other  mutual fund  families  selected by the rating or ranking  services.  They  may be based  upon the  opinions  of the  rating  or ranking service itself, using its research or judgment,  or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its  advertisements  and sales literature the total return  performance of a hypothetical  investment account that includes  shares of the Fund and other  Oppenheimer  funds.  The combined account  may be  part of an  illustration  of an  asset  allocation  model  or similar  presentation.  The  account  performance  may  combine  total  return performance of the Fund and the total return  performance of other Oppenheimer funds  included in the account.  Additionally,  from time to time,  the Fund's
advertisements   and  sales  literature  may  include,   for  illustrative  or
comparative  purposes,  statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information  about the performance of certain  securities or commodities markets or segments of those markets,
o     information  about  the  performance  of  the  economies  of  particular countries or regions,
o     the   earnings  of   companies   included  in  segments  of   particular
      industries, sectors, securities markets, countries or regions,
o     the  availability  of  different  types of  securities  or  offerings of securities,
o     information  relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The
Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of theNYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:
      Oppenheimer AMT-Free Municipals           Oppenheimer Limited Term
                                          Municipal Fund
      Oppenheimer AMT-Free New York
Municipals                                      Oppenheimer Main Street Fund
                                                Oppenheimer Main Street
      Oppenheimer Balanced Fund           Opportunity Fund
                                                Oppenheimer Main Street Small Cap
      Oppenheimer Core Bond Fund          Fund
      Oppenheimer California Municipal
Fund                                            Oppenheimer MidCap Fund
      Oppenheimer Capital Appreciation          Oppenheimer New Jersey Municipal
Fund                                      Fund
                                                Oppenheimer Pennsylvania
      Oppenheimer Capital Income Fund     Municipal Fund
                                                Oppenheimer Principal Protected
      Oppenheimer Champion Income Fund    Main Street Fund
      Oppenheimer Convertible Securities        Oppenheimer Principal Protected
Fund                                      Main Street Fund II
                                                Oppenheimer Principal Protected
      Oppenheimer Developing Markets Fund Main Street Fund III
      Oppenheimer Disciplined Allocation
Fund                                            Oppenheimer Quest Balanced Fund
                                                Oppenheimer Quest Capital Value
      Oppenheimer Discovery Fund          Fund, Inc.
                                                Oppenheimer Quest International
      Oppenheimer Dividend Growth Fund    Value Fund, Inc.
                                                Oppenheimer Quest Opportunity
      Oppenheimer Emerging Growth Fund    Value Fund
      Oppenheimer Emerging Technologies         Oppenheimer Quest Value Fund,
Fund                                      Inc.
      Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
      Oppenheimer Equity Fund, Inc.             Oppenheimer Real Estate Fund
                                                Oppenheimer Rochester National
      Oppenheimer Global Fund             Municipals
      Oppenheimer Global Opportunities
Fund                                            Oppenheimer Select Value Fund
      Oppenheimer Gold & Special                Oppenheimer Senior Floating Rate
Minerals Fund                             Fund
                                                Oppenheimer Small- & Mid- Cap
      Oppenheimer Growth Fund             Value Fund
      Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
                                                Oppenheimer Total Return Bond
      Oppenheimer International Bond Fund Fund
      Oppenheimer International
Diversified Fund                                Oppenheimer U.S. Government Trust
      Oppenheimer International Growth
Fund                                            Oppenheimer Value Fund
      Oppenheimer International Small           Limited-Term New York Municipal
Company Fund                              Fund
      Oppenheimer International Value
Fund                                            Rochester Fund Municipals
      Oppenheimer Limited Term
California Fund                                 Oppenheimer Portfolio Series:
                                                    Active Allocation Fund
                                                    Aggressive Investor Fund
      Oppenheimer Limited-Term                      Conservative Investor Fund
Government Fund                                     Moderate Investor Fund
      And the following money market
funds:

      Oppenheimer Cash Reserves                 Centennial Money Market Trust
      Oppenheimer Money Market Fund,            Centennial New York Tax Exempt
Inc.                                      Trust
      Centennial California Tax Exempt
Trust                                           Centennial Tax Exempt Trust
      Centennial Government Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class
A, Class B and Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases that you made up to 90 days before the date of the Letter.
Class A shares of Oppenheimer Money Market Fund and Oppenheimer Cash Reserves
on which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

      A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and
Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter.
Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without a sales charge) do not count toward satisfying the amount of the Letter.

            Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares in escrow for  purchases  of shares of the Fund and other Oppenheimer funds by  OppenheimerFunds  prototype
401(k) plans under a Letter.  If the intended  purchase  amount under a Letter entered into by an OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the  Letter  period,  there  will be no  adjustment  of concessions paid to the  broker-dealer or financial  institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)   Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A, Class B or Class B shares acquired by exchange of either (1)
            Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class C shares of one of the other
            Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to
November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans.  Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in an Appendix to this Statement of Additional Information.
Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by
Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

      OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B, Class C or Class N shares and the dividends payable on Class B,
Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and
Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase
Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

      Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer.

      |X|   Class A Shares Subject to a Contingent Deferred Sales Charge. For
purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the
Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans,
            Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds
            (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan made with the redemption
            proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the
Fund's assets and are  not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Directors, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account in September.

      Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class
         A shares the new account balance may become subject to the Minimum
         Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
         Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,
         Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan
         programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

      To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call
1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days
(for example, in case of weather emergencies or on days falling before a U.S.
holiday). All references to time in this Statement of Additional Information mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther
King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and
Asian stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting

      |X|   Securities Valuation. The Fund's Board of Directors has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on NASDAQ(R)
are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and
               "asked" prices on the valuation date or, if not,  at the
               closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the
               Board of Directors, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S.
dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, as determined by a pricing service approved by the Board of Directors or by the
Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ(R)on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, and Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of
Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days).
The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer
Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at
4:00 p.m., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in
Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares
(of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this Statement of Additional
Information.

      |X|   Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A"
shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust    Centennial New York Tax Exempt
                                             Trust
   Centennial Government Trust               Centennial Tax Exempt Trust
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund      Oppenheimer New Jersey Municipal Fund
   Oppenheimer AMT-Free Municipals           Oppenheimer Principal Protected Main
                                             Street Fund II
   Oppenheimer AMT-Free New York             Oppenheimer Pennsylvania Municipal
   Municipals                                Fund
   Oppenheimer California Municipal Fund     Oppenheimer Rochester National
                                             Municipals
   Oppenheimer International Value Fund      Oppenheimer Senior Floating Rate Fund
   Oppenheimer Limited Term California       Rochester Fund Municipals
   Municipal Fund
   Oppenheimer Limited Term Municipal
   Fund
   Oppenheimer Money Market Fund, Inc.

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund      Oppenheimer International Small Company
                                             Fund
   Oppenheimer AMT-Free Municipals          Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York Municipals Oppenheimer New Jersey Municipal Fund
   Oppenheimer Balanced Fund                Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer California Municipal Fund    Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer Capital Income Fund          Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer Cash Reserves                Oppenheimer Principal Protected Main
                                            Street Fund III
   Oppenheimer Champion Income Fund         Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer Convertible Securities Fund  Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Disciplined Allocation Fund  Oppenheimer Rochester National Municipals
   Oppenheimer Developing Markets Fund      Oppenheimer Senior Floating Rate Fund
   Oppenheimer Gold & Special Minerals Fund Oppenheimer Small Cap Value Fund
   Oppenheimer International Growth Fund    Oppenheimer Total Return Bond Fund

o     Oppenheimer  Money  Market  Fund,  Inc.  only offers Class A and Class Y shares.
o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund until after the expiration of the warranty period
      (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund II until after the expiration of the warranty period
      (3/3/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund III until after the expiration of the warranty period
      (12/16/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in the exchange. The Class A shares of
Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating
Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Limited-Term Government Fund, Limited
Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer
Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer
Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans)
is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.
The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan, will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans
cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B,
Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund,
Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the
Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.
Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      |X|   Qualification as a Regulated Investment Company. The Fund has
elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the
Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S.
government securities.

      |X|   Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the
Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Directors and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      |X|   Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The
United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

      |X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

      |X|   Foreign Shareholders. Under U.S. tax law, taxation of a
shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.
If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.
To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.
Dividends and/or distributions from shares of certain other Oppenheimer funds
(other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP serves as the Independent Registered Public Accounting Firm for the Fund. Deloitte &
Touche LLP audits the Fund's financial statements and performs other related audit services. Deloitte & Touche LLP also acts as the independent registered public accounting firm for certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by Deloitte & Touche LLP to the Fund must be pre-approved by the Audit Committee.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER EQUITY FUND, INC.: We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Fund, Inc., including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, ColoradoFebruary
11, 2005

STATEMENT OF INVESTMENTS December 31, 2004

VALUE SHARES SEE NOTE 1

COMMON STOCKS — 98.1%

CONSUMER DISCRETIONARY — 13.2%

AUTO COMPONENTS — 0.6%

Autoliv, Inc. 308,200 $ 14,886,060

AUTOMOBILES — 0.2%

Harley-Davidson, Inc. 84,100 5,109,075

HOTELS, RESTAURANTS & LEISURE — 0.9%

Carnival Corp. 177,400 10,223,562

McDonald's Corp. 428,400 13,734,504

_________________

23,958,066

INTERNET & CATALOG RETAIL — 0.5%

Amazon.com, Inc. 1 276,300 12,237,327

MEDIA — 5.7%

Comcast Corp., Cl. A 1 570,200 18,976,256

DreamWorks

Animation SKG, Inc. 1 79,800 2,993,298

Liberty Media Corp.,

Cl.     A 1 5,201,200 57,109,176 — — — — — — — — — — — — — — — — — — — — Omnicom Group, Inc. 120,600 10,168,992 — — — — — — — — — — — — — — — — — — — —

UnitedGlobalCom, Inc.,

Cl.     A 1 6,678,453 64,513,856 — — — —

153,761,578

MULTILINE RETAIL — 1.8%

Kohl's Corp. 1 355,800 17,494,686

Target Corp. 615,700 31,973,301

_________________

49,467,987

SPECIALTY RETAIL — 3.1%

Best Buy Co., Inc. 165,600 9,839,952

Chico's FAS, Inc. 1 293,100 13,344,843

Home Depot, Inc. 580,000 24,789,200

Staples, Inc. 833,900 28,110,769

Williams-Sonoma, Inc. 1 179,300 6,282,672

_________________

82,367,436

TEXTILES, APPAREL & LUXURY GOODS — 0.4%

Polo Ralph Lauren

Corp.     284,700 12,128,220

VALUE SHARES SEE NOTE 1

CONSUMER STAPLES — 5.1%

BEVERAGES — 1.2%

Coca-Cola Co. (The) 303,300 $ 12,626,379

PepsiCo, Inc. 400,300 20,895,660

_________________

33,522,039

FOOD & STAPLES RETAILING — 0.2%

Walgreen Co. 114,100 4,378,017

PERSONAL PRODUCTS — 0.6%

Estee Lauder Cos., Inc.

(The), Cl. A 348,700 15,959,999

TOBACCO — 3.1%

Altria Group, Inc. 1,357,400 82,937,140

ENERGY — 7.5%

ENERGY EQUIPMENT & SERVICES — 1.6%

Halliburton Co. 542,800 21,299,472

Schlumberger Ltd. 327,200 21,906,040

_________________

43,205,512

OIL & GAS — 5.9%

Amerada Hess Corp. 178,500 14,704,830

Apache Corp. 274,800 13,896,636

BP plc, ADR 1,170,500 68,357,200

Kinder Morgan, Inc. 148,000 10,823,240

LUKOIL, Sponsored

ADR 132,100 16,182,250

Noble Energy, Inc. 302,300 18,639,818

Petroleo Brasileiro

SA, ADR 362,000 14,400,360

_________________

157,004,334

FINANCIALS — 17.5%

COMMERCIAL BANKS — 4.3%

Bank of America Corp. 1,296,692 60,931,557

Commerce Bancorp,

Inc.     207,700 13,375,880 — — — — — — — — — — — — — — — — — — — — Wells Fargo & Co. 662,200 41,155,730 — — — —

115,463,167

DIVERSIFIED FINANCIAL SERVICES — 8.5%

American Express Co. 685,100 38,619,087

Citigroup, Inc. 1,465,766 70,620,606

20 | OPPENHEIMER EQUITY FUND, INC.

VALUE SHARES SEE NOTE 1

DIVERSIFIED FINANCIAL SERVICES Continued

Franklin Resources, Inc. 672,900 $ 46,867,485

Legg Mason, Inc. 74,200 5,435,892

Lehman Brothers

Holdings, Inc. 576,800 50,458,464

Morgan Stanley 274,300 15,229,136

_________________

227,230,670

INSURANCE — 3.5%

AFLAC, Inc. 220,300 8,776,752

American International

Group, Inc. 456,100 29,952,087

Genworth Financial,

Inc., Cl. A 252,800 6,825,600

Platinum Underwriters

Holdings Ltd. 364,000 11,320,400

Prudential Financial, Inc. 685,900 37,697,064

_________________

94,571,903

THRIFTS & MORTGAGE FINANCE — 1.2%

Countrywide

Financial Corp. 307,200 11,369,472

Freddie Mac 300,800 22,168,960

_________________

33,538,432

HEALTH CARE — 8.6%

BIOTECHNOLOGY — 4.7%

Amgen, Inc. 1 439,400 28,187,510

Celgene Corp. 1 223,700 5,934,761

Genentech, Inc. 1 387,200 21,079,168

Genzyme Corp.

(General Division) 1 233,600 13,565,152

Gilead Sciences, Inc. 1 798,600 27,943,014

Wyeth 726,500 30,941,635

_________________

127,651,240

HEALTH CARE EQUIPMENT & SUPPLIES — 2.2%

Kinetic Concepts, Inc. 1 50,400 3,845,520

Medtronic, Inc. 249,100 12,372,797

Stryker Corp. 241,800 11,666,850

Varian Medical

Systems, Inc. 1 715,100 30,920,924

_________________

58,806,091

VALUE SHARES SEE NOTE 1

PHARMACEUTICALS — 1.7%

Abbott Laboratories 331,900 $ 15,483,135

Elan Corp. plc, ADR 1 511,000 13,924,750

Johnson & Johnson 118,800 7,534,296

Pfizer, Inc. 281,300 7,564,157

_________________

44,506,338

INDUSTRIALS — 15.3%

AEROSPACE & DEFENSE — 5.5%

Empresa Brasileira de

Aeronautica SA, ADR 838,100 28,026,064

Honeywell

International, Inc. 1,863,900 66,000,699

L-3 Communications

Holdings, Inc. 88,600 6,489,064

Raytheon Co. 1,194,800 46,394,084

_________________

146,909,911

AIR FREIGHT & LOGISTICS — 0.8%

Expeditors International

of Washington, Inc. 165,800 9,264,904

United Parcel Service,

Inc., Cl. B 131,900 11,272,174

_________________

20,537,078

COMMERCIAL SERVICES & SUPPLIES — 3.1% Apollo Group, Inc.,

Cl.     A 1 162,500 13,115,375 — — — — — — — — — — — — — — — — — — — — Cendant Corp. 2,745,300 64,185,114 — — — — — — — — — — — — — — — — — — — —

Monster Worldwide,

Inc.     1 191,300 6,435,332 — — — —

83,735,821

INDUSTRIAL CONGLOMERATES — 5.9%

General Electric Co. 2,996,000 109,354,000

Tyco International Ltd. 1,374,200 49,113,908

_________________

158,467,908

INFORMATION TECHNOLOGY — 23.5%

COMMUNICATIONS EQUIPMENT — 3.5%

Cisco Systems, Inc. 1 1,948,700 37,609,910

Comverse

Technology, Inc. 1 138,100 3,376,545

21 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS Continued

VALUE SHARES SEE NOTE 1

COMMUNICATIONS EQUIPMENT Continued

Corning, Inc. 1 1,426,100 $ 16,785,197

Motorola, Inc. 722,000 12,418,400

Nokia Corp.,

Sponsored ADR 647,200 10,141,624

TelefonaktiebolagetLM
Ericsson,

Sponsored ADR 1 421,900 13,285,631

_________________

93,617,307

COMPUTERS & PERIPHERALS — 6.1%

Apple Computer, Inc. 1 224,000 14,425,600

Dell, Inc. 1 383,800 16,173,332

EMC Corp. 1 2,275,100 33,830,737

International Business

Machines Corp. 845,800 83,378,964

Network Appliance,

Inc.     1 264,600 8,790,012 — — — — — — — — — — — — — — — — — — — —

Sun Microsystems,

Inc.     1 1,650,300 8,878,614 — — — —

165,477,259

ELECTRONIC EQUIPMENT & INSTRUMENTS — 0.4%

Agilent Technologies,

Inc.     1 424,000 10,218,400 — — — — — — — — — — — — — — — — — — — — INTERNET SOFTWARE & SERVICES — 0.6% Opsware, Inc. 1 1,330,000 9,762,200 — — — — — — — — — — — — — — — — — — — — VeriSign, Inc. 1 195,100 6,539,752 — — — —

16,301,952

IT SERVICES — 0.7%

Accenture Ltd., Cl. A 1 445,800 12,036,600

NAVTEQ Corp. 1 141,800 6,573,848

_________________

18,610,448

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.6%

Advanced Micro

Devices, Inc. 1 368,400 8,112,168

Broadcom Corp., Cl. A 1 385,000 12,427,800

Intel Corp. 939,500 21,974,905

International Rectifier

Corp.     1 316,200 14,093,034

VALUE SHARES SEE NOTE 1

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT

ContinuedMarvell
Technology

Group Ltd. 1 361,000 $ 12,804,670

_________________

69,412,577

SOFTWARE — 9.6%

Adobe Systems, Inc. 202,577 12,709,681

Amdocs Ltd. 1 493,900 12,964,875

Autodesk, Inc. 178,700 6,781,665

Computer Associates

International, Inc. 603,400 18,741,604

Compuware Corp. 1 1,158,500 7,495,495

McAfee, Inc. 1 137,300 3,972,089

Mercury Interactive

Corp.     1 365,600 16,653,080 — — — — — — — — — — — — — — — — — — — — Microsoft Corp. 2,773,700 74,085,527 — — — — — — — — — — — — — — — — — — — — Novell, Inc. 1 2,995,900 20,222,325 — — — — — — — — — — — — — — — — — — — — Red Hat, Inc. 1 500,300 6,679,005 — — — — — — — — — — — — — — — — — — — —

SAP AG, Sponsored

ADR 449,200 19,859,132

Symantec Corp. 1 121,000 3,116,960

Synopsys, Inc. 1 536,900 10,533,978

Take-Two Interactive

Software, Inc. 1 1,274,600 44,343,334

_________________

258,158,750

MATERIALS — 2.2%

CHEMICALS — 1.0%

Praxair, Inc. 632,100 27,907,215

METALS & MINING — 1.2%

Alcan, Inc. 134,900 6,615,496

Inco Ltd. 1 471,400 17,338,092

Phelps Dodge Corp. 76,100 7,527,812

_________________

31,481,400

TELECOMMUNICATION SERVICES — 2.3%

DIVERSIFIED TELECOMMUNICATION SERVICES--2.3% IDT Corp., Cl. B 1 1,861,737 28,819,689

Sprint Corp. 641,400 15,938,790

Verizon

Communications, Inc. 455,300 18,444,203

_________________

63,202,682

22 | OPPENHEIMER EQUITY FUND, INC.

VALUE SHARES SEE NOTE 1

UTILITIES — 2.9%

ELECTRIC UTILITIES — 2.3%

AES Corp. (The) 1 3,263,600 $ 44,613,412

PG&E Corp. 1 414,500 13,794,560

Reliant Energy, Inc. 1 316,900 4,325,685

_________________

62,733,657

GAS UTILITIES — 0.6%

Sempra Energy 400,000 14,672,000

_________________

Total Common Stocks

(Cost $2,157,032,996) 2,634,134,996 PRINCIPAL VALUE AMOUNT SEE NOTE 1

JOINT REPURCHASE AGREEMENTS — 2.4%

Undivided interest of 5.74% in joint repurchase agreement (Principal Amount/Value $1,103,300,000, with a maturity value of $1,103,498,594) with UBS Warburg LLC, 2.16%, dated 12/31/04, to be repurchased at $63,291,390 on 1/3/05, collateralized by Federal National Mortgage Assn., 5%, 3/1/34, with a value of $1,127,561,486 (Cost $63,280,000) $ 63,280,000 $ 63,280,000

TOTAL INVESTMENTS,AT
VALUE

(COST $2,220,312,996) 100.5% 2,697,414,996

LIABILITIES

IN EXCESS OF

OTHER ASSETS (0.5) (13,674,989)

_________________

NET ASSETS 100.0% $2,683,740,007

_________________

FOOTNOTE TO STATEMENT OF INVESTMENTS

1.     Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

23 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2004

ASSETS

Investments, at value (cost $2,220,312,996) — see accompanying statement of investments $ 2,697,414,996 — — — — — — — — — — — — — — — — — — — — Cash 1,225,458 — — — — — — — — — — — — — — — — — — — — Receivables and other assets:

Investments sold 2,779,054 Interest and dividends 2,768,382 Shares of capital stock sold 325,605 Other 55,714

_________________

Total assets 2,704,569,209

LIABILITIES

Payables and other liabilities:

Investments purchased 15,382,867 Shares of capital stock redeemed 3,306,248 Distribution and service plan fees 1,412,701 Transfer and shareholder servicing agent fees 334,373 Shareholder communications 233,388 Directors' compensation 40,517 Other 119,108

_________________

Total liabilities 20,829,202

NET ASSETS $ 2,683,740,007

_________________

COMPOSITION OF NET ASSETS

Par value of shares of capital stock $ 24,854,017

Additional paid-in capital 2,132,734,610

Accumulated net investment income 2,024,745

Accumulated net realized gain on investments and foreign currency transactions 47,024,635 — — — — — — — — — — — — — — — — — — — — Net unrealized appreciation on investments 477,102,000 — — — — — NET ASSETS $ 2,683,740,007 ==================

24 | OPPENHEIMER EQUITY FUND, INC.

-------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,270,476,841 and 209,415,363 shares of capital stock outstanding)                $  10.84
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                    $  11.50
-------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $263,375,710
and 25,062,743 shares of capital stock outstanding)                                $  10.51
-------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $77,438,005
and 7,366,462 shares of capital stock outstanding)                                 $  10.51
-------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,346,678
and 1,430,518 shares of capital stock outstanding)                                 $  10.73
-------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $57,102,773 and 5,265,083 shares of capital stock outstanding)           $  10.85

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

25 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2004

INVESTMENT INCOME

Dividends (net of foreign withholding taxes of $267,185) $ 39,614,401

Interest 348,575

_________________

Total investment income 39,962,976

EXPENSES

Management fees 14,134,220

Distribution and service plan fees:

Class A 4,637,782 Class B 2,834,056 Class C 745,365 Class N 72,363

Transfer and shareholder servicing agent fees:

Class A 2,927,087 Class B 617,298 Class C 173,140 Class N 44,405 Class Y 123,459

Shareholder communications:

Class A 349,669 Class B 169,646 Class C 25,108 Class N 1,076

Directors' compensation 48,402

Custodian fees and expenses 38,731

Other 175,579

_________________

Total expenses 27,117,386 Less reduction to custodian expenses (6,666) Less payments and waivers of expenses (15)

_________________

Net expenses 27,110,705

NET INVESTMENT INCOME 12,852,271

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on:

Investments 274,416,285 Foreign currency transactions 984 Net increase from payment by affiliate 1,034,031

_________________

Net realized gain 275,451,300

Net change in unrealized appreciation on investments (20,377,609)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $ 267,925,962

_________________

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26 | OPPENHEIMER EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31,                                                   2004               2003
--------------------------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------------------------
Net investment income                                         $     12,852,271    $     1,183,114
--------------------------------------------------------------------------------------------------
Net realized gain                                                  275,451,300        210,048,018
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                              (20,377,609)       372,135,327
                                                              ------------------------------------
Net increase in net assets resulting from operations               267,925,962        583,366,459

--------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                            (12,499,114)                --
Class B                                                                     --                 --
Class C                                                                     --                 --
Class N                                                                (24,732)                --
Class Y                                                               (391,988)                --
--------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                           (193,031,939)                --
Class B                                                            (23,068,440)                --
Class C                                                             (6,799,567)                --
Class N                                                             (1,346,939)                --
Class Y                                                             (4,861,644)                --

--------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
capital stock transactions:
Class A                                                            (36,291,319)      (134,441,367)
Class B                                                            (65,902,307)       (76,678,956)
Class C                                                              1,729,988         (2,128,195)
Class N                                                              2,094,158          6,552,345
Class Y                                                                500,196          1,440,082

--------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------
Total increase (decrease)                                          (71,967,685)       378,110,368
--------------------------------------------------------------------------------------------------
Beginning of period                                              2,755,707,692      2,377,597,324
                                                              ------------------------------------
End of period (including accumulated net investment income
of $2,024,745 and $1,183,114, respectively)                   $  2,683,740,007    $ 2,755,707,692
                                                              ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

27 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

CLASS A    YEAR ENDED DECEMBER 31,                        2004             2003               2002             2001          2000
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      10.77     $       8.53       $      10.40     $      11.78   $     13.25
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .07 1            .02                .03              .08           .15
Net realized and unrealized gain (loss)                   1.07             2.22              (1.88)           (1.31)         (.84)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                          1.14             2.24              (1.85)           (1.23)         (.69)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.07)              --               (.02)            (.11)         (.15)
Distributions from net realized gain                     (1.00)              --                 --             (.04)         (.63)
                                                  ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (1.07)              --               (.02)            (.15)         (.78)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $      10.84     $      10.77       $       8.53     $      10.40   $     11.78
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       10.73% 3         26.26%            (17.80)%         (10.43)%       (5.62)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  2,270,477     $  2,283,036       $  1,933,397     $  2,665,614   $ 3,161,399
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  2,248,969     $  2,035,816       $  2,255,746     $  2,847,999   $ 3,382,139
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                     0.61%            0.19%              0.29%            0.66%         1.17%
Total expenses                                            0.89% 5          0.90% 5,6          0.96% 5          0.90% 5       0.87% 5
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     91%             108%                95%             116%           61%

1.     Per share amounts calculated based on the average shares outstanding during the period.

2.     Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3.     Less than 0.01% of the Fund’s return consists of a voluntary payment to the Fund by the Manager (see Note 4).

4.     Annualized for periods of less than one full year.

5.     Reduction to custodian expenses less than 0.01%.

6.     Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28 | OPPENHEIMER EQUITY FUND, INC.

CLASS B  YEAR ENDED DECEMBER 31,                          2004            2003            2002          2001           2000
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      10.51       $    8.39       $   10.30     $   11.65      $   13.10
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              (.04) 1         (.08)           (.05)         (.01)           .05
Net realized and unrealized gain (loss)                   1.04            2.20           (1.86)        (1.29)          (.84)
                                                  ----------------------------------------------------------------------------
Total from investment operations                          1.00            2.12           (1.91)        (1.30)          (.79)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        --              --              --          (.01)          (.03)
Distributions from net realized gain                     (1.00)             --              --          (.04)          (.63)
                                                  ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (1.00)             --              --          (.05)          (.66)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $      10.51       $   10.51       $    8.39     $   10.30      $   11.65
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        9.70% 3        25.27%         (18.54)%      (11.15)%        (6.36)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    263,376       $ 327,809       $ 334,345     $ 570,715      $ 800,063
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    283,662       $ 315,065       $ 430,844     $ 658,336      $ 964,967
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                             (0.35)%         (0.73)%         (0.55)%       (0.13)%         0.37%
Total expenses                                            1.81% 5,6       1.83% 5,6       1.80% 5       1.69% 5        1.66% 5
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     91%            108%             95%          116%            61%

1.     Per share amounts calculated based on the average shares outstanding during the period.

2.     Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3.     0.11% of the Fund’s return consists of a voluntary payment to the Fund by the Manager (see Note 4). Excluding this payment, total return would have been 9.59%.

4.     Annualized for periods of less than one full year.

5.     Reduction to custodian expenses less than 0.01%.

6.     Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

29 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS Continued

CLASS C  YEAR ENDED DECEMBER 31,                          2004            2003            2002          2001           2000
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      10.51       $    8.40       $   10.30     $   11.67      $   13.13
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              (.03) 1         (.07)           (.06)         (.01)           .04
Net realized and unrealized gain (loss)                   1.03            2.18           (1.84)        (1.30)          (.82)
                                                  ----------------------------------------------------------------------------
Total from investment operations                          1.00            2.11           (1.90)        (1.31)          (.78)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        --              --              --          (.02)          (.05)
Distributions from net realized gain                     (1.00)             --              --          (.04)          (.63)
                                                  ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (1.00)             --              --          (.06)          (.68)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $      10.51       $   10.51       $    8.40     $   10.30      $   11.67
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        9.70% 3        25.12%         (18.45)%      (11.24)%        (6.33)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     77,438       $  75,620       $  62,561     $  90,440      $ 108,522
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     74,618       $  66,739       $  74,785     $  98,104      $  97,172
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                             (0.31)%         (0.74)%         (0.56)%       (0.13)%         0.37%
Total expenses                                            1.80% 5         1.84% 5,6       1.81% 5       1.69% 5        1.67% 5
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     91%            108%             95%          116%            61%

1.     Per share amounts calculated based on the average shares outstanding during the period.

2.     Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3.     Less than 0.01% of the Fund’s return consists of a voluntary payment to the Fund by the Manager (see Note 4).

4.     Annualized for periods of less than one full year.

5.     Reduction to custodian expenses less than 0.01%.

6.     Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30 | OPPENHEIMER EQUITY FUND, INC.

CLASS N  YEAR ENDED DECEMBER 31,                        2004            2003            2002       2001 1
------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    10.68       $    8.48       $   10.36     $  11.38
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .02 2            -- 3           .07          .02
Net realized and unrealized gain (loss)                 1.05            2.20           (1.95)        (.88)
                                                  ----------------------------------------------------------
Total from investment operations                        1.07            2.20           (1.88)        (.86)
------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.02)             --              --         (.12)
Distributions from net realized gain                   (1.00)             --              --         (.04)
                                                  ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (1.02)             --              --         (.16)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    10.73       $   10.68       $    8.48     $  10.36
                                                  ==========================================================

------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                     10.19% 5        25.94%         (18.15)%      (7.54)%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   15,347       $  13,145       $   4,278     $  1,368
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   14,488       $   9,062       $   3,519     $    593
------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 6
Net investment income (loss)                            0.16%          (0.20)%         (0.10)%       0.20%
Total expenses                                          1.35% 7         1.33% 7,8       1.30% 7      1.23% 7
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   91%            108%             95%         116%

1.     For the period from March 1, 2001 (inception of offering) to December 31, 2001.

2.     Per share amounts calculated based on the average shares outstanding during the period.

3.     Less than $0.005 per share.

4.     Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5.     0.10% of the Fund’s return consists of a voluntary payment to the Fund by the Manager (see Note 4). Excluding this payment, total return would have been 10.09%.

6.     Annualized for periods of less than one full year.

7.     Reduction to custodian expenses less than 0.01%.

8.     Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

31 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS Continued

CLASS Y  YEAR ENDED DECEMBER 31,                          2004          2003            2002             2001          2000
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      10.78     $    8.52       $   10.40     $      11.78     $   13.26
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .08 1         .03             .03              .09           .17
Net realized and unrealized gain (loss)                   1.07          2.23           (1.88)           (1.31)         (.84)
                                                  ---------------------------------------------------------------------------
Total from investment operations                          1.15          2.26           (1.85)           (1.22)         (.67)
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.08)           --            (.03)            (.12)         (.18)
Distributions from net realized gain                     (1.00)           --              --             (.04)         (.63)
                                                  ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (1.08)           --            (.03)            (.16)         (.81)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $      10.85     $   10.78       $    8.52     $      10.40     $   11.78
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       10.87% 3      26.53%         (17.79)%         (10.29)%       (5.54)%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     57,103     $  56,098       $  43,016     $     49,223     $  55,685
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     54,905     $  48,017       $  45,669     $     50,147     $  57,358
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                     0.74%         0.27%           0.36%            0.80%         1.29%
Total expenses                                            0.76%         0.84%           0.97%            0.80%         0.75%
Expenses after payments and waivers and
reduction to custodian expenses                            N/A 5         N/A 5,6        0.88% 5          0.76% 5        N/A 5
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     91%          108%             95%             116%           61%

1.     Per share amounts calculated based on the average shares outstanding during the period.

2.     Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3.     0.10% of the Fund’s return consists of a voluntary payment to the Fund by the Manager (see Note 4). Excluding this payment, total return would have been 10.77%.

4.     Annualized for periods of less than one full year.

5.     Reduction to custodian expenses less than 0.01%.

6.     Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1.     SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Equity Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek a high total return. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

        The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with

33 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

1.     SIGNIFICANT ACCOUNTING POLICIES Continued

remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

FOREIGN CURRENCY TRANSLATION. The Fund’s accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments

34 | OPPENHEIMER EQUITY FUND, INC.

not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

NET UNREALIZED

APPRECIATION

BASED ON COST OFSECURITIES
AND

UNDISTRIBUTED UNDISTRIBUTED ACCUMULATED OTHER INVESTMENTS NET INVESTMENT LONG-TERM LOSS FOR FEDERAL INCOME INCOME GAIN CARRYFORWARD 1,2 TAX PURPOSES

$10,227,936 $45,741,118 $-- $470,188,841

1.     During the fiscal year ended December 31, 2004, the Fund did not utilize any capital loss carryforward.

2.     During the fiscal year ended December 31, 2003, the Fund utilized $150,049,278 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

INCREASE TO REDUCTION TO ACCUMULATED ACCUMULATED NET INCREASE TO NET INVESTMENT REALIZED GAIN PAID-IN CAPITAL INCOME ON INVESTMENTS 3

$6,571,878 $905,194 $7,477,072

3.     $6,571,878, including $5,575,492 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

YEAR ENDED YEAR ENDED DECEMBER 31, 2004 DECEMBER 31, 2003

      Distributions paid from:

Ordinary income $ 47,446,573 $ -- Long-term capital gain 194,577,790 --

Total $ 242,024,363 $ --

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income

35 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

1.     SIGNIFICANT ACCOUNTING POLICIES Continued

tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities $ 2,227,226,155

_________________

Gross unrealized appreciation $ 498,233,284 Gross unrealized depreciation (28,044,443)

_________________

Net unrealized appreciation $ 470,188,841

_________________

DIRECTORS’ COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

36 | OPPENHEIMER EQUITY FUND, INC.

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

OTHER.     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.     SHARES OF CAPITAL STOCK

The Fund has authorized 860 million shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

                              YEAR ENDED   DECEMBER 31, 2004      YEAR ENDED   DECEMBER 31, 2003
                                  SHARES              AMOUNT          SHARES              AMOUNT
------------------------------------------------------------------------------------------------

CLASS A
Sold                          16,901,749      $  185,192,613      20,449,892     $  188,695,747
Dividends and/or
distributions reinvested      18,039,458         192,300,622              --                 --
Redeemed                     (37,463,254)       (413,784,554)    (35,293,800)      (323,137,114)
                             -------------------------------------------------------------------
Net decrease                  (2,522,047)     $  (36,291,319)    (14,843,908)    $ (134,441,367)
                             ===================================================================

------------------------------------------------------------------------------------------------
CLASS B
Sold                           2,437,456      $   25,911,712       4,590,172     $   41,405,318
Dividends and/or
distributions reinvested       2,123,242          21,954,332              --                 --
Redeemed                     (10,696,846)       (113,768,351)    (13,232,547)      (118,084,274)
                             -------------------------------------------------------------------
Net decrease                  (6,136,148)     $  (65,902,307)     (8,642,375)    $  (76,678,956)
                             ===================================================================

------------------------------------------------------------------------------------------------
CLASS C
Sold                           1,135,960      $   12,073,146       1,535,791     $   13,957,999
Dividends and/or
distributions reinvested         615,613           6,365,440              --                 --
Redeemed                      (1,580,226)        (16,708,598)     (1,792,314)       (16,086,194)
                             -------------------------------------------------------------------
Net increase (decrease)          171,347      $    1,729,988        (256,523)    $   (2,128,195)
                             ===================================================================

------------------------------------------------------------------------------------------------
CLASS N
Sold                             450,447      $    4,860,232         947,369          8,583,119
Dividends and/or
distributions reinvested         129,327           1,364,409              --                 --
Redeemed                        (380,457)         (4,130,483)       (220,379)        (2,030,774)
                             -------------------------------------------------------------------
Net increase                     199,317      $    2,094,158         726,990     $    6,552,345
                             ===================================================================

37 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

2.     SHARES OF CAPITAL STOCK Continued

                                 YEAR ENDED DECEMBER 31, 2004       YEAR ENDED DECEMBER 31, 2003
                                  SHARES               AMOUNT          SHARES             AMOUNT
-------------------------------------------------------------------------------------------------

CLASS Y
Sold                             918,917       $   10,070,591       1,816,349     $   16,988,240
Dividends and/or
distributions reinvested         492,374            5,253,631              --                 --
Redeemed                      (1,352,243)         (14,824,026)     (1,658,040)       (15,548,158)
                             --------------------------------------------------------------------
Net increase                      59,048       $      500,196         158,309     $    1,440,082
                             ====================================================================

3.     PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were $2,401,647,986 and $2,756,044,258, respectively.

4.     FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million.

ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2004, the Fund paid $3,935,229 to OFS for services to the Fund.

        Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Disributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor

38 | OPPENHEIMER EQUITY FUND, INC.

incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the plan at December 31, 2004 for Class C and Class N shares were $1,866,520 and $264,409, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

SALES CHARGES. Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                         CLASS A           CLASS B            CLASS C            CLASS N
                         CLASS A      CONTINGENT        CONTINGENT         CONTINGENT         CONTINGENT
                       FRONT-END        DEFERRED          DEFERRED           DEFERRED           DEFERRED
                   SALES CHARGES   SALES CHARGES     SALES CHARGES      SALES CHARGES      SALES CHARGES
                     RETAINED BY     RETAINED BY       RETAINED BY        RETAINED BY        RETAINED BY
YEAR ENDED           DISTRIBUTOR     DISTRIBUTOR       DISTRIBUTOR        DISTRIBUTOR        DISTRIBUTOR
--------------------------------------------------------------------------------------------------------

December 31, 2004       $435,814          $5,919          $595,433             $8,397            $13,388
--------------------------------------------------------------------------------------------------------

PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund’s Manager terminated that practice in July 2003. Subsequently, the Manager paid the Fund $1,034,031, an amount equivalent to certain of such commissions incurred in prior years.

        OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended December 31, 2004, OFS waived $15 for Class B shares. This undertaking may be amended or withdrawn at any time.

5.     FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and

39 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued

5.     FOREIGN CURRENCY CONTRACTS Continued

for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

        The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

        As of December 31, 2004, the Fund had no outstanding foreign currency contracts.

6.     LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the “Oppenheimer defendants”), as well as 51 of the Oppenheimer funds (as “Nominal Defendants”) including the Fund, 31 present and former Directors or Trustees and 9 present and former officers of the funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds’ investment advisory agreements, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses.

        The Oppenheimer defendants believe that the allegations contained in the Complaints are without merit and that they, the funds named as Nominal Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

40 | OPPENHEIMER EQUITY FUND, INC.

                                     A-7
                                  Appendix A

                             RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.
The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa"
securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.
Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation  rated "AAA" have the highest rating assigned by Standard &
Poor's.  The  obligor's  capacity  to meet  its  financial  commitment  on the obligation is extremely strong.

AA: An obligation  rated "AA" differ from the highest rated  obligations  only in small degree.  The obligor's  capacity to meet its financial  commitment on the obligation is very strong.

A: An  obligation  rated "A" are  somewhat  more  susceptible  to the  adverse effects of changes in circumstances  and economic  conditions than obligations in  higher-rated  categories.  However,  the  obligor's  capacity  to meet its financial commitment on the obligation is still strong.

BBB:  An  obligation  rated  "BBB"  exhibit  adequate  protection  parameters.
However,  adverse  economic  conditions  or  changing  circumstances  are more likely to lead to a weakened  capacity  of the  obligor to meet its  financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation  rated "BB" are less  vulnerable  to  nonpayment  than other
speculative  issues.   However,  they  face  major  ongoing  uncertainties  or
exposure to adverse business,  financial,  or economic  conditions which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

B: An obligation  rated "B" are more vulnerable to nonpayment than obligations rated "BB",  but the obligor  currently has the capacity to meet its financial commitment  on  the  obligation.  Adverse  business,  financial,  or  economic conditions  will likely impair the obligor's  capacity or  willingness to meet its financial commitment on the obligation.

CCC: An obligation  rated "CCC" are currently  vulnerable to  nonpayment,  and are dependent upon favorable business,  financial, and economic conditions for the obligor to meet its financial  commitment on the obligation.  In the event of adverse business,  financial,  or economic  conditions,  the obligor is not likely  to  have  the  capacity  to  meet  its  financial  commitment  on  the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C:  Subordinated  debt or preferred stock  obligations rated "C" are currently highly  vulnerable  to  nonpayment.  The "C"  rating  may be  used to  cover a situation where a bankruptcy  petition has been filed or similar action taken, but  payments  on this  obligation  are  being  continued.  A "C" also will be assigned to a preferred  stock issue in arrears on  dividends  or sinking fund payments, but that is currently paying.

D: An obligation rated "D" are in payment default.  The "D" rating category is used when payments on an  obligation  are not made on the date due even if the applicable  grace period has not expired,  unless  Standard & Poor's  believes that such payments will be made during such grace period.  The "D" rating also will be used  upon the  filing of a  bankruptcy  petition  or the  taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o     Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and
"D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D"
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                     B-1
                                  Appendix B

                           Industry Classifications

Aerospace & Defense                  Household Products
Air Freight & Couriers               Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                        Leisure Equipment & Products
Building Products                    Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor
                                     Equipment
Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

                                     C-12
                                  Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class
A shares(1) of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(2)  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to
Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans(3)
         4) Group Retirement Plans(4)
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

 Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."(5) This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

               Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing
         specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|    "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for
         Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for
         Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by
         December 31, 1996.
|_|   Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

1.    Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
         (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by
         recordkeepers.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_|   Shares purchased in amounts of less than $5.

2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of
         0.25% is paid by the Distributor on purchases made within the first
         6 months of plan establishment):
|_|   Retirement Plans that have $5 million or more in plan assets.
|_|   Retirement Plans with single plan sponsors that have$5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.(6)
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.(7)
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                       Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the
         Internal Revenue Code).
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
|_|   Distributions(8) from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.(9)
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.(10)
         9) On account of the participant's separation from service.(11)
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.

 Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds
               Who Were Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small- & Mid- Cap
   Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest
   International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
      acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds,
         or
      purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.         Special Sales Charge Arrangements for Shareholders of Certain
        Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                          Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Core Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|

      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.       Special Reduced Sales Charge for Former Shareholders of Advance
                               America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                          Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Equity Fund, Inc.

Internet Website:
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP (225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Registered Public Accounting Firm
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Directors
      Bell, Boyd & Lloyd LLC
      70 West Madison Street, Suite 3100
      Chicago, Illinois 60602
1234

PX420.001.0405rev1205

(1) In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees/Directors" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
(1) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
(2) In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
(3) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(4) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(5) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a
Retirement Plan that pays for the purchase with the redemption proceeds of
Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(6) This provision does not apply to IRAs.
(7) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
(8) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
(9) This provision does not apply to IRAs.
(10) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(11) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.